Exhibit 10.8

BRAZOS COUNTY, TEXAS	AUSTIN CHALK

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Austin Chalk geological formation in the producing wells in the Bryan (Austin Chalk) Pooled Unit [American Petroleum Institute Nos. 42.041.30825, 42.041.30925, 42.041.30686, 42.041.30647 and 42.041.30921] and the Groesbeck 1H Well Unit [API No. 42.041.31977] (it being the intent of the Assignor to convey to Assignee only rights in the Austin Chalk geological formation in the producing wells in said Units).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

BRYAN (AUSTIN CHALK) POOLED UNIT

All leases within the boundaries of the Bryan (Austin Chalk) Pooled Unit as described in Pooled Unit Agreement effective November 1, 1990, and recorded in Volume 1394, Page 50, Official Records of Brazos County, Texas

Wells as follows:
Well Name	Well No.	County	State	API No.

BACU	36H	Brazos	Texas	42.041.30825
BACU	15H	Brazos	Texas	42.041.30925
BACU	38H	Brazos	Texas	42.041.30686
BACU	67H	Brazos	Texas	42.041.30647
BACU	17H	Brazos	Texas	42.041.30921

EXHIBIT A

TO

POOLED UNIT AGREEMENT

BRYAN (AUSTIN CHALK) POOLED UNIT

BRAZOS COUNTY, TEXAS

TRACT AND TRACT PARTICIPATIONS

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

1	T.A.M.U.S. B-3 Unit	608	766	(2)	0.929124

2	T.A.M.U.S. B-2 Unit	591	550		0.929124

3	T.A.M.U.S. B-4 Unit	631	409	(2)	0.929129

4	T.A.M.U.S. B-l Unit	588	116		0.878629

5	VillaWest Unit	651	703	(2)
	Amended	699	324	(2)
	Amended	692	371	(2)
	Amended	727	410	(2)	0.913402

6	Walter Nunn Unit #1	616	427	(2)	0.928997

7	D.M.C. Corp. #1 Unit	574	563
	Amended	656	688	(2)	0.929139

8	D.M.C. Corp. #2 Unit	571	775
	Amended	580	250		0.929129

9	S. Boyce #1 Unit	541	206		0.844673

10	Bryan Municipal Golf Course Unit # 1	645	718	(2)	0.925909

11	Bryan Municipal Golf Course Unit #2	645	729	(2)	0.923206

12	International Shoe Company Oil Unit #l	582	237		0.927814

13	L. Leo #1 Unit	537	82		0.844663

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

14	Bryan Municipal Golf Course Unit #3	637	529	(2)	0.894134

15	Suber # 1 Unit	605	656	(2)	0.904106

16	Smythe # 1 Unit	605	676	(2)	0.912911

17	Frontier #1 Unit	603	631	(2)	0.919188

18	Trant #1 Unit	585	27		0.929124

19	Harper #1 Unit	603	573	(2)	0.928701

20	Bowie #1 Unit	603	525	(2)	0.925787

21	Cheapside #1 Unit	623	628	(2)	0.917536

22	Westside #1 Unit	598	439		0.925608

23	Cotton Compress #1 Unit	598	394		0.920614

24	Oak Grove #1 Unit	597	70		0.921907

25	Lopez #1 Unit	597	120

	Amended	662	506	(2)	0.924557

26	L. A. Wolfe #1 Unit	574	676		0.918755

27	Sharon Smith Unit #1	598	232

	Amended	655	337	(2)	0.929129

28	Parkway #1 Unit	620	296	(2)	0.929124

29	Midwest Video #1 Oil Unit	575	15

	Amended	614	465	(2)	0.928918

30	Allen Unit #1	583	50		0.929129

31	Allen #1 Unit	560	118		0.930079

32	Lyons Fee Unit II	550	262

	Amended	597	798

	Amended	612	52	(2)	0.929879

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

33	Lyons Fee Unit I	530	133

	Amended	561	432

	Amended	562	531

	Amended	597	808		0.933368

34	Lyons Fee Unit III	551	320

	Amended	648	78	(2)	0.929129

35	Austin High School #1 Unit	603	602	(2)	0.926558

36	Perkins-Yager Unit #4	588	449		0.918449

37	Briarcrest Country Club Unit #1	546	483		0.857792

38	Perkins-Yager #1 Unit	533	437		0.896256

39	Perkins-Yager #2 Unit	533	445		0.844832

40	Phillips #1 Unit	603	490	(2)	0.925972

41	Polly Ranch #2 Unit	595	211		0.924795

42	Polly Ranch Estates, Inc. Unit #1	577	496		0.845138

43	William E. Nash #1 Unit	528	645

	Corrected	624	634	(2)	0.844663

44	Land Equities #1 Unit	529	90		0.844663

45	Cromeens #1 Unit	572	588		0.909575

46	Maria Pults Oil Unit #1	546	99

	Amended	648	588	(2)	0 .843591

47	Lucy Harrison Oil Unit #1	518	695		0.844320

48	Candy Hill #1 Unit	622	494	(2)	0.926854

49	Allen Forest #1 Unit	517	673

	Amended	526	684		0.846199

50	Doris B. Todd [Woodbine] Unit	561	217		0.929018

51	Chatham Oil Unit #1	557	812		0.844837

		Recording Info for Units , Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

52	Ercanbrack-Rambo Unit #1	534	613		0.845571

53	H. E. Watson Oil Unit # 1	557	463		0.843807

54	Siegert Oil Unit #1	556	92

	Amended	627	620	(2)	0.847740

55	H. J. Gentry Unit #1	682	521	(2)	0.926848

56	Ezell Oil Unit #1	524	505

	Amended	553	359		0. 927920

57	Perkins-Yager Unit #3	574	139

	Amended	668	604	(2)	0.847344

58	Becker-Duncan #1 Unit	564	712

	Amended	627	613	(2)	0.929129

59	C. W. Moody #1 Unit	626	541	(2)

	Amended	653	532	(2)	0.929129

60	S. Cole #1 Unit	519	155		0.844657

61	Wheeler Unit No. VI	519	107		0.844816

62	Wheeler Unit #5	378	325		0.844800

63	Connor-Wheeler Oil Unit #1	516	644		0.845703

64	Wheeler Unit #4	378	325		0.841574

65	J. C. Raborn #1 Unit	42	344	(1)	0.844747

66	Wheeler Unit #3	378	325		0.845228

67	Wheeler Unit I	540	454		0.862654

68	R. H. Harrison Oil Unit #1	495	60

	Amended	526	50		0.841643

69	Sam Rizzo Oil Unit # 2	531	310		0.847144

70	Trailite, Inc., Unit #1	516	14

	Amended	521	379

	Amended	530	224		0.848574

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

71	Pate Oil Unit #1	475	454
	Corrected	490	7		0.844890

72	Annie Beeler #1 Unit	533	682		0.844663

73	John D. Hicks #1 Unit	509	231		0.844663

74	Bert Wheeler Oil Unit #1	516	633
	Corrected	521	414		0.844552

75	D.S. & M.J. Carrabba Unit #1	504	196
	Amended	505	334
	Corrected and restated	530	712		0.847424

76	Henry C. McQuaide #1 Unit	531	78
	Corrected	577	597
	Corrected	582	792
	Amended	627	636	(2)	0.920471

77	Patranella Oil Unit #1	504	643
	Amended	516	309
	Corrected	674	255	(2)	0.844779

78	Texas General Properties Unit #1	518	556
	Corrected	520	412		0.844663

79	Noon Curlee Unit #1	520	650		0.737206

80	Gooseneck Trailer Oil Unit #1	486	324
	Corrected	490	15		0.844990

81	J. Ponzico #1 Unit	522	644		0.848733

82	John E. Marino #1 Unit	517	527		0.843602

83	Marden Labs Unit #l	568	324		0.713212

84	Frank L. Patranella “B” Unit	531	32		0.846632

85	Pults Unit 1	504	210
	Amended	648	588	(2)	0.844673

86	Pults Unit II	542	500		0.844937

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

87	Frank L. Patranella “A” Unit	531	26		0.842503

88	M. J. Triolo Oil Unit #1	539	513		0.928717
	Amended	589	260

89	Degelia # 1 Unit	496	456		0.844969

90	Goodman Oil Unit #1	627	582	(2)	0.733120

91	L. C. Nuche #1 Unit	538	258		0.844663

92	Philipello Oil Unit #1	493	175		0.926869
	Amended	589	244

93	Woodville Development Corp.	522	650		0.924262
	# 1 Unit

94	S. T. Yeager #1 Unit	517	647		0.844663

95	Locke Unit #l	531	167		0.844663

96	Peter Scott Unit # 1	537	258		0.904523

97	P. M. Grant “A” Unit	618	649	(2)	0.929129

98	Dooley Unit # 2	537	254		0.889203

99	Dooley Unit # 1	537	250		0.886664

100	Lipscomb Unit # 1	546	673		0.844578

101	Charles Patranella # 2 Unit	23	619	(1)	0.929129

102	Ransom Unit #2	48	770	(1)	0.858019

103	Fisher Unit #1	546	669		0.927513

104	Dalio #1 Unit	557	64		0.889240

105	E. M. Dansby # 2 Unit	548	750		0.928649

106	P. M. Grant #2 Unit	618	563	(2)	0.844663

107	Charles Patranella Unit	23	619	(1)	0.100409

108	Smith “B” Unit	31	267	(1)	1.021276

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

109	Dukes Unit #1	550	794		0.928918

110	Dylan W. #1 Unit	575	569		0.844758

111	Kosarek #1 Unit	605	618	(2)	0.927492

112	Cockrell Oil Unit #1	514	612		0.444446

113	Henry B. & Fannie Ransom	170	140		0.009951

114	Vera L. & Donald S. Foster	88	484	(1)	0.000528

115	City of Bryan	272	409		0.000285

116	City of Bryan	307	217		0.001077

117	Eugene White	130	464		0.000765

118	Joe A. Restivo	128	526		0.001119

119	Sigmor Corporation	407	74		0.000839

120	Social Tie Lodge	13	204		0.001182

121	Bettie Wilson	28	355		0.000649

122	Linda & Richard Lara	16	242

	S&E	107	131		0.000728

123	B.W.O.C., Inc.	70	512		0.000924

124	Dominic Fazzino	126	193		0.001800

125	H. P. Dansby, Jr.	591	362		0.000528

126	Linda & Bobby Rosas	607	583	(2)	0.002597

127	Jose Montemayor	449	50		0.000507

128	Pearlie Mae Dickson	725	86	(2)	0.000839

129	Frank Lara	380	557		0.000417

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

130	Martin Arredondo	117	369		0.000417

131	August A. Fridel	130 97	320 355		0.001330

132	Raymond Fickey	80	35	(1)	0.001557

133	Jeremiah Smith	58	761	(1)	0.000750

134	Leona Guerrero	114	265		0.000776

135	Johnny Robertson	266	320		0.001204

136	Gloria Hawkins	687	14	(2)	0.001251

137	Julius Fair	70 70	222 102		0.001346

138	B.W.O.C., Inc.	87	433		0.000670

139	Ruth Carter	491	598		0.000781

140	Ardella Harris	62	300		0.001130

141	Joe Ransome	26.6	320		0.000818

142	Sarah Fisher	157	397		0.000729

143	Charity Day S&E	119 164	610 617		0.000470

144	Ray W. & Eddie Mae McDade	115	366		0.000729

145	John B. & Lucille Dougherty	748	131	(2)	0.005448

146	Guy P. Bittle S&E	144 Lots	555 1 - 11		0.000971

147	Broach Brothers Oil Co.	512	394		0.001927

148	Odis T. Walton	614	165	(2)	0.001061

149	Mrs. Frank Fazzino	116	130		0.001061

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

150	Richard Pena	112	204		0.000998

151	Ed Brooks	116	304		0.000639

152	Willie Ray Phillips	118	523		0.000670

153	Alberta Brown	821	352	(2)	0.000670

154	Olden Jenkins	72	414
		240	471		0.001093

155	Jessie Ray Jefferson Nelson	63	798	(1)	0.000692

156	Lawrence Shepard, Sr.	324	224		0.000179

157	Johnnie M. Harrison	167	100		0.000908

158	Walter Franklin	114	468		0.001061

159	Bama Hall	208	235		0.000660

160	Gwendolyn Robertson	822	241	(2)	0.000903

161	Robert Earl Scott	120	245		0.001198

162	Robert Earl Scott	116	629		0.000860

163	Emma Knox	117	471		0.000739

164	James Culton	120	187		0.000702

165	Mamie Bell	120	261		0.000908

166	I. N. Kelley	169	556		0.000465

167	I. N. Kelley.	169	556		0.000486

168	Ernistine Montgomery	263	579		0.002735

169	Tenola Moseley	96	312		0.001029

170	Ella Sauls Thomas	214	321		0.001536

171	J. T. Thompson	216	505		0.000480

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

172	Goldie M. White	137	578		0.001573

173	Richard Pena	633	508	(2)	0.001747

174	Clinton Harrison	66	243		0.001800

175	Frankie Edward Ellis	367	361		0.002196

176	Robert & Mazarene Jones	108	251		0.001362

177	Mrs. Ruben Smith	108	251		0.001336

178	Frances S. Chambers	223	453
		325	523		0.004836

179	Robert & Beverly Scott	812	559	(2)	0.000908

180	Lucille Robertson	85	685	(1)	0.000681

181	Edgemore Corporation	242	608		0.002244

182	William R. Pakis & J. D. Behringer	507	49		0.003959

183	Bernath Concrete Prod. Co.	425	193		0.036648

184	City of Bryan	170	299		0.001800

185	Morris F. Hamilton, Jr.	425	484		0.003384

186	Josephine Whiting Chance	339	768		0.000971

187	Ben T. Mahoney	55	577	(1)	0.074494

188	Morris F. Hamilton, Jr.	425	484		0.029067

189	Anthony J. Caparino	399	91		0.000560

190	John D. MacKinnon	601	230	(2)	0.008320

191	Cynthia Desmond	688	92	(2)	0.001959

192	Harvey D. & Opal Watson	268	539		0.000538

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

193	Shield Petroleum Corp.	85	129		0.001499

194	Bernest Charles Evans, Jr.	569	738		0.001145

195	Merle Hudson & Michael Martin	823	173	(2)	0.000998

196	Mrs. Alta Faye Scales	94	632		0.000998

197	City of Bryan	435	636		0.002022

198	Thomas W. Winder	384	178		0.003025

199	Alberta Smith	130	350		0.002022

200	Oscar Martin	122	334		0.000940

201	Lucrecla Washington	109	398		0.000876

202	Catherine Nicholas	101	310		0.001124

203	Nathan Dove	111	68		0.000876

204	Annie Lee Hayes	88	372		0.000729

205	Sampson Curry	399	313		0.001652

206	B.W.O.C., Inc.	811	299	(2)	0.000575

207	Douglas Mays	110	556		0.000839

208	Mary Peterson	220	651		0.001256

209	Shadrack. Green, et al	579	1		0.001922

210	Murdine Berry	100	221		0.001800

211	Elvira Morgan	121	163
		112	454		0.001204

212	Ora Bell McDaniel	446	562		0.000670

213	Union Pacific Railroad	F	174		0.020425

214	John Douglas Smith	75	453	(1)	0.003199

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

215	Jesse & Esther Flores	347	44		0.000802

216	United States Postal Service	35	277		0.003711
		36	542

217	Joe C. Scarmardo	209	197		0.000987

218	C. E. Payne	284	659		0.002001

219	Martin Villareal, et ux	228	245		0.000850

220	Frances J. Kimbrough	307	202		0.001642 .

221	Lucile Y. Stone	66	610		0.001848

222	John Holick	37	335	(1)	0.000299

223	L. E. Bryant	37	333	(1)	0.000321

224	Rena Boatcallie	37	461	(1)	0.000944

225	A. C. Hawks	37	344	(1)	0.000431

226	Newton Burlin	37	721	(1)	0.000384

227	Lucy Nuche	37	669	(1)	0.000485

228	Nancy Whitlock	37	671	(1)	0.000268

229	Sam & Rosie Rizzo	21	615	(1)	0.106179

230	M. Linton Jones &	66	484	(1)
	Samuel F. Skinner	68	293	(1)	0.002909

231	Doris A. Savage, et vir	749	559	(2)	0.001225

232	Robert C. Lee, et ux	84	150	(1)	0.000998

233	Doris A. Savage	749	559	(2)	0.000998

234	Nathaniel Rhodes	284	133		0.001800

235	Joe C. Scarmardo	204	534		0.002106

236	Robert Hunter	65	750	(1)	0.001510

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

237	Evelyn Marie Crawford	68	208	(1)	0.000945

238	Mattie Walker	138	17		0.000760

239	First National Bank of Bryan	415	435		0.000802

240	Joyce Wooley, et ux	759	230	(2)	0.000802

241	Edward Lee Shivers	422	769		0.002381

242	Bertha Greer	115	500		0.000639

243	Ella Mae Holston Green	62	46		0.000781

244	Annie Fair & Naomi Cameron	121	266		0.000713

245	Frank Kearney	105	102		0.000713

246	Emmett Caldwell	160	478		0.001109

247	Maggie & Frank Wilson	105	476		0.000586

248	Addie McWhorter Washington	97	43		0.000713

249	Roy King	462	668		0.001737

250	Patricia A. Washington	625	225	(2)	0.001183

251	Jose S. Rodriguez	111	408		0.002302

252	First National Bank of Bryan	99	271		0.000871

253	Jonah Robertson	159	155		0.001204

254	MHMR Authority of Brazos Co.	563	685		0.002481

255	M. J. Scarmardo	360	214		0.001373

256	Roy A. Guthrie	407	57		0.001378

257	Mary’ Jackson	27	390
		9	538		0.002655

258	Felipe Ruiz	168	394		0.000850

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

259	Ollie Rhone	141	275		0.000839

260	Alvina M. Hahn	205	67		0.001842

261	Martin & Mary Villareal	244	405		0.001256

262	New Bethlehem Baptist Church	775	765	(2)	0.011741

263	Jerele Don Neeld	586	497		0.001415

264	Charles H. McCarroll, et ux	775	773	(2)	0.001415

265	Brazos Broadcasting Company	176	319		0.002418

266	Ronald J. Elam, et ux	393	733		0.001515

267	Russo Properties	793	515	(2)	0.011445

268	Jim H. McCoy	407	429		0.001594

269	Billy J. Maniord	407	375		0.001594

270	Ronald C. Newhouse	331	802		0.001969

271	Georgia Ann Dickey	333	751		0.000829

272	J. Van Overbeek	266	356		0.002201

273	Robert P. Dahman	349	681		0.002238

274	Martha Holland	446	562		0.000781

275	Willie Wilson	463	375		0.000702

276	Amy Martin & Hilliard Banks	111	381		0.002386

277	Eunice Bryant, et al	518	44		0.000871

278	C. H. Davis	74	49		0.002001

279	Christopher & Sandra Shannon	793	517	(2)	0.001035

280	Michael E. & Loyce Kahil	793	502	(2)	0.001035

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

281	Joe Reina, et ux	327	52		0.121077

282	Dahlberg Investment Company	617	371	(2)	0.001061

283	Lamar Savings Association	795	472	(2)	0.001066

284	Orville Gott	775	781	(2)	0.001209

285	Texas Employment Commission	313	441		0.004630

286	D & S Construction	794	340	(2)	0.024310

287	Esther Dansby	112	541		0.064596

288	Esther Dansby	112	541		0.007855

289	Jeffery Hogard	476	248		0.001056

290	John H. Foy, et ux	246	613		0.000011

291	Francis J. Weishuhn	398	390		0.004218

292	Carson Earl Watt, et ux	319	805		0.003959

293	Ophelia Newton	68	45	(1)	0.000100

294	Ethyl Shipmon	68	110	(1)	0.000100

295	Lonnie A. Barnes	255	857		0.000987

296	Jimmie L. Hart	57	146	(1)	0.004672

297	Mervin H. Dawson	40	611	(1)	0.000438

298	Price Hobgood	62	81	(1)	0.000655

299	Lydia M. Wilson	667	530	(2)	0.002698

300	Shirley Wiggins	793	523	(2)	0.001600

301	Marion S. Hunter	794	329	(2)	0.001019

302	Ernie Hines Neal	114	210		0.000729

303	Ray Hall	399	850		0.000729

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract	Tract				Tract
Number	Name	Volume	Page		Participation %

304	Odas M. Brown	353	709		0.000660

305	Thomas D. Borski	272	657		0.000317

306	City of Bryan	131	573		0.000697

307	Frank Quintero	178	518		0.004060

308	E. R. Stephenson	461	36		0.001774

309	Bryan Independent School District	78	248	(1)	0.002798

310	D & S Construction	794	340	(2)	0.029669

311	Mrs. Harry Stewart	94	102
	and	96	155
	S&E	102	601		0.001299

312	American Legion Hall	26	764	(1)	0.003479

313	Central Baptist Church	91	541	(Lot 33)	0.000686

314	Central Baptist Church	91	541	(Lot 34)	0.001742

315	City of Bryan	67	142	(1)	0.000818

316	City of Bryan	541	39		0.002006

317	Elnora Neal	80	545	(1)	0.002407

318	Vivian Thomas Starks	79	325	(1)	0.000280

319	David Pate	37	463	(1)	0.006082

320	City of Bryan	64	568	(1)	0.006974

321	E. L. Payton	108	187		0.000179

322	Ruby Jones	110	420		0.000227

323	Ethel Hines	104	615		0.000227

324	Kevin Bomar	558	29		0.001309

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract	Tract				Tract
Number	Name	Volume	Page		Participation %

325	Leroy Janezak	58	203	(1)	0.000670

326	Frank Thurmond	39	776	(1)	0.000348

327	Charlie Patranella	58	200	(1)	0.000697

328	James C. Heath	58	197	(1)	0.000697

329	Jim Ed Batson	39	767	(1)	0.002043

330	Robert Loud	726	804	(2)
		322	531		0.000723

331	Vincent R. Marucci	793	481	(2)	0.002439

332	John Wesley Rowland	36	646	(3)	0.000871

333	Texas Highway Department Employees Credit Union	205	153		0.000491

334	Doris Scurry	259	638		0.000765

335	D. L. Fletcher	731	452	(2)	0.000222

336	Judith Callison Trethway & Robert C. Holmes	460 269	494 267		0.002745

337	R. H. Harrison	26	769	(1)	0.003585

338	Elton Andrews, et al	794	351	(2)	0.001652

339	Willie C. & Ida B. Locke	281	104		0.004931

340	F. W. Tibbs	85	810	(1)	0.001262

341	J. W. Leonard	51	22	(1)	0.001948

342	Joe Aguillar	301	330		0.000729

343	Ramiro Quintero	178	518		0.001637

344	Roy S. Campbell	376	586		0.001900

345	Marie Williams	61	543	(1)	0.000491

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract	Tract				Tract
Number	Name	Volume	Page		Participation %

346	Marie Williams	61	543	(1)	0.000502

347	Billy Bob Sanders	88	357	(1)	0.004952

348	D.B. Coker, dba Booneville Animal Hospital	88	361	(1)	0.017094

349	D. B. & Barbara T. Coker	88	359	(1)	0.007977

350	Thomas F. Vetters & Imogene Coker	83	167	(1)	0.007744

351	Barry & Winnel Chinn	800	101	(2)	0.000903

352	Jesse Williams	737	290	(2)	0.006530

353	Brazos A. Varisco	164	438		0.001388

354	S. J. Gilbert	238	111		0.000660

355	S. J. Gilbert	238	111		0.000966

356	Jerry L. Pivonka, et ux	394	48
		331	678		0.013620

357	J. H. Riley, et ux	758	709	(2)	0.009133

358	Paul & Debra Ann Ploske	438	334		0.001161

359	Lamar Savings Association	633	316	(2)	0.003336

360	Alma Berger	561	622		0.003336

361	Jose & Maria G. Cortes	761	243	(2)	0.003336

362	Carlos Nava	758	705	(2)	0.003336

363	Sam Destefano	630	751	(2)	0.001832

364	Sam Destefano	630	751	(2)	0.001568

365	Sam Destefano	630	751	(2)	0.000866

366	D. C. Arvitt	759	329	(2)	0.003980

		Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page		Tract Participation %

367	Janie Ramirez Mendez	758	703	(2)	0.003352

368	Rosetta Lewis	453	351		0.002291

369	Joel McMellon & Ray Smith	782	714	(2)	0.002782

370	Andy & Julia Herrera & Ray Smith	512	526		0.003030

371	Lamar Savings Association	472	25		0.002423

372	Lupe Ostiguin	759	390	(2)	0.003632

373	Gerald W. Farrar	413	598		0.001922

374	William McManus, Jr., et ux	763	7	(2)	0.002323

375	Sue Churchman Rogers	758	707	(2)	0.002481

376	Robert A. Glover	761	276	(2)	0.002640

377	Oscar & Irene Nava	765	8	(2)	0.002555

378	Jessie Lee Hernandez	383	146		0.002096

379	Steven P. Lewis & David P. Lewis	763	5	(2)	0.000908

380	Gil Dylla, dba G. D. Enterprises	765	1	(2)	0.002909

381	Steven P. Lewis & David P. Lewis	763	5	(2)	0.001695

382	Walter W. Jones	770	158	(2)	0.003326

383	Alfred Pivonka	766	276	(2)	0.003336

384	Harold Pivonka	763	13	(2)	0.003336

385	Ralph Arredondo	761	234	(2)	0.003336

386	Joe Douglas, Jr.	763	1	(2)	0.001668

387	H. W, Monroe	764	779	(2)	0.005005

			Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name		Volume	Page		Tract Participation %

388	William D. Monroe		766	274	(2)	0.003336

389	Joe Douglas. Jr.		763	1	(2)	0.002502

390	Charles Morgan		761	299	(2)	0.004171

391	Wanda Naron		763	11	(2)	0.004171

392	Lila C. Walker		770	160	(2)	0.005680

393	Eddie Rodriquez		483	456		0.001315

394	Nelson E. Walker		453	371		0.000491

395	James W. Leland		499	437		0.000301

396	Tom E. Sanford		554	413		0.001373

397	Billie C. Rainwater		467	531		0.002323

398	J. H. Riley		262	783		0.000222

399	Maria Pults, Trustee, et	al S&E S&E	26 541 504	816 519 210	(1)	0.089561

400	Opal M. Jones		158	483		0.000681

401	Stanley & Helen Maliska		79	291	(1)	0.001594

402	Coca Cola Bottling Co.		566	232		0.002713

403	Fred Johnson		90	467		0.000802

404	Bradley Dibrell & Karen Cochran		808	232	(2)	0.000802

405	Mary Smith		78	349		0.000802

406	Village on the Creek Condos		78	332	(1)	0.001262

407	Mary Wortham		471	111		0.000676

			Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name		Volume	Page		Tract Participation %

408	Nora M. Philipello, et	al S&E S&E	23 589 589	637 244 260	(1)	0.038960

409	Langston Goree		441	24		0.001600

410	T.A.M.U.S. C Unit		672	419	(2)	0.929129

411	Shelly U. Pate		67	27	(1)	0.001911

412	Donald E. Rice		63	345	(1)	0.000655

413	Billy E. Beard		63	337	(1)	0.001299

414	Leldon W. Shead		62	498	(1)	0.001816

415	William K. Bayer		59	283	(1)	0.001225

416	Hallie N. Gray		73	590	(1)	0.001214

417	Glenn Morris Gray		73	584	(1)	0.000174

418	Southern Pacific Railroad		73	163	(1)	0.005717

419	State of Texas		81 88 107 186	76 71 323 405		0.061402

420	State of Texas		158	243		0.029505

			Total			100.000000
(1)	Oil & Gas Records, Brazos County, Texas

(2)	Official Records, Brazos County, Texas

(3)	Mechanic Lien Records, Brazos County, Texas

Recording Info for Units, Deeds and/or Leases Records, Brazos County, Texas
Tract Number	Tract Name	Volume	Page	Tract Participation %

NOTE:
All Recording Information referenced herein are made to the Deed Records of Brazos County, Texas, except as noted above, reference being hereby made to such records for a full and complete description of the leases pertaining to the above-described tracts, the lands covered thereby, and for all other purposes.  To the extent that any leases or units described above have been amended, modified or corrected and recorded but not reflected above, such amendments, modifications and corrections are incorporated herein by this reference.

EXHIBIT "B"
BRYAN (AUSTIN CHALK) UNIT AGREEMENT
OCTOBER 26, 1990

SCALE: 1" = 4000'
103
101
90
102
100
88
89
96
99
95
87
85
98
94
92
86
97
84
93
91
83
82
59
81
60
78
58
57
79
77
76
73
55
56
54
74
75
72
53
70
71
69
52
68
26
67
25
51
66
65
24
50
64
63

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Groesbeck 1H Well Unit (API No. 42.041.31977)
Thomas Hershel Walton	B.W.O.C., Inc.	05/26/05	6047/237	Brazos	Texas	Groesbeck 1H Well Unit	6747	0
Bel Air MHC Investors, LP, by follett Investment Properties, Inc., General Partner	B.W.O.C., Inc.	09/23/05	6987/124	Brazos	Texas	Groesbeck 1H Well Unit	6787	124
Kent A. Caperton, Trustee and Don Mauro, Trustee	B.W.O.C., Inc.	06/24/05	6929/189	Brazos	Texas	Groesbeck 1H Well Unit	6929	189
Donna L. Wynn, joined pro forma by husband, George Wynn	B.W.O.C., Inc.	10/03/05	6981/135	Brazos	Texas	Groesbeck 1H Well Unit	6981
Marion J. Scarmardo and wife, Angelina & Michael K. Davis and wife, Karen Davis	B.W.O.C., Inc.	09/27/05	6981/125	Brazos	Texas	Groesbeck 1H Well Unit	6981	125
CWS Western Associates, L.P.	B.W.O.C., Inc.	09/17/05	6981/127	Brazos	Texas	Groesbeck 1H Well Unit	6981	127
Mackin L. Jones and wife, Gwyn Jones	B.W.O.C., Inc.	10/03/05	6981/131	Brazos	Texas	Groesbeck 1H Well Unit	6981	131
Beverly Ann Smith, joined pro forma by Aubrey Milton Smith	B.W.O.C., Inc.	10/03/05	6981/133	Brazos	Texas	Groesbeck 1H Well Unit	6981	133

TYLER COUNTY, TEXAS	AUSTIN CHALK

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Austin Chalk geological formation in the producing well in the Margaret Jacoway Stocker #1-H Unit [American Petroleum Institute No. 42.457.30520] (it being the intent of the Assignor to convey to Assignee only rights in the Austin Chalk geological formation in the producing well in said Unit).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Margaret Jacoway Stocker #1-H Unit (API No. 42.457.30520)
Stefanie A. Norman, Individually & as Co-Trustee of Barbara R. Norman Livinng Trust	Neal A. Hawthorn, Trustee	08/11/97	621/498	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	621	498
Hally Bryan Clements, Individually & as Trustee for Eleanor Thompson Wragge Trust, et al	Neal A. Hawthorn, Trustee	08/11/97	621/501	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	621	501
Carolyn Carter Thompson	Neal A. Hawthorn, Trustee	08/11/97	621/907	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	621	907
Helen Roos Walker	Neal A. Hawthorn, Trustee	08/11/97	621/909	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	621	909
Cocinero, Ltd. Partnership	Neal A. Hawthorn, Trustee	08/11/97	621/911	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	621	911
Carl J. Ellis Estate, Judy Herbst, Executrix	Neal A. Hawthorn, Trustee	08/11/97	622/104	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	622	104
Neil Norman, Individually & as Co-Trustee for the Barbara R. Norman Living Trust	Neal A. Hawthorn, Trustee	08/11/97	622/108	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	622	108
Fain Carter Craine Estate	Neal A. Hawthorn, Trustee	08/11/97	622/110	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	622	110
Leigh E. Norman	Neal A. Hawthorn, Trustee	08/11/97	622/953	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	622	953
Eleanor Roos Faber	Neal A. Hawthorn, Trustee	08/11/97	622/955	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	622	955
Edward Lillo Crain, Jr.	Neal A. Hawthorn, Trustee	08/11/97	623/634	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	623	634
Guy Bryan Thompson Estate, Kathryn Clarke Thompson, Trustee	Neal A. Hawthorn, Trustee	08/11/97	623/636	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	623	636
Kenneth W. Cory, Ltd	Neal A. Hawthorn, Trustee	08/25/97	623/638	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	623	638
Hemus, Inc.	Neal A. Hawthorn, Trustee	08/25/97	623/642	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	623	642
Umphrey Family Limited Partnership	Neal A. Hawthorn, Trustee	11/07/97	626/748	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	748
Mary E. Lindsey	Neal A. Hawthorn, Trustee	11/12/97	626/763	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	763

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Hazel H. Meyers	Neal A. Hawthorn, Trustee	11/12/97	626/767	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	767
Jessie Mae Behannon	Neal A. Hawthorn, Trustee	11/12/97	626/769	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	769
Carolyn Ann Jones	Neal A. Hawthorn, Trustee	11/12/97	626/773	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	773
Richard F. Hyde	Neal A. Hawthorn, Trustee	11/12/97	626/918	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	918
Betty L. Gandy	Neal A. Hawthorn, Trustee	11/12/97	626/938	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	626	938
Jesse Irving Gray	Neal A. Hawthorn, Trustee	11/11/97	628/852	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	628	852
David A. Feagin, Trustee for the Willie Mae Feagin Residue Trust	Neal A. Hawthorn, Trustee	12/15/97	628/953	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	628	953
J. Robert McCombs	Neal A. Hawthorn, Trustee	12/18/97	629/539	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	629	539
Daisy T. Jacoway, Trustee of the C. Jacoway Family	Neal A. Hawthorn, Trustee	12/18/97	629/553	Tyler	Texas	Margaret Jacoway	629	553
Margaret Jacoway Stocker	Neal A. Hawthorn, Trustee	12/18/97	629/916	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	629	916
Sutton Group	Neal A. Hawthorn, Trustee	11/28/97	631/483	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	631	483
Elizabeth Rice, Individually & as Independent Executrix of the Lillian Rice Gray Estate	Neal A. Hawthorn, Trustee	02/27/98	632/734	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	632	734
Wheat Mineral Trust, by Harry W. Stafford, Trustee	Neal A. Hawthorn, Trustee	02/23/98	634/949	Tyler	Texas	Margaret Jacoway	634	949
Eugene Clinton Aldridge, II and wife, Martha Reid	R. Lacy, Inc.	02/25/98	635/1	Tyler	Texas	Margaret Jacoway	635	1
Walter Earl Hyde	Neal A. Hawthorn, Trustee	03/04/98	635/566	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	635	566
Joel M. Coward	Neal A. Hawthorn, Trustee	03/31/98	635/966	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	635	966
Jack Glenn Best	Neal A. Hawthorn, Trustee	03/31/98	637/503	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	637	503
Eileen Mason	Neal A. Hawthorn, Trustee	04/01/98	638/302	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	638	302
Amy McMillan Harwood	Neal A. Hawthorn, Trustee	02/06/98	638/306	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	638	306

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Julianne McMillan Bockius	Neal A. Hawthorn, Trustee	02/06/98	638/309	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	638	309
Douglas McMillan Revocable Trust Under Agreement dated 11-10-95	Neal A. Hawthorn, Trustee	02/06/98	638/315	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	638	315
James T. McMillan, II	Neal A. Hawthorn, Trustee	02/06/98	638/319	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	638	319
TMT Mineral Trust	R. Lacy, Inc.	04/06/98	638/75	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	638	75
Phillip F. McMillan	Neal A. Hawthorn, Trustee	02/06/98	638/312	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	638	888
Iglehart Family Partnership Successor to Donald Iglehart and Mary Lou Iglehart	Amoco Production Company	04/29/98	638/919	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	638	919
Serin Bannister Trust	Neal A. Hawthorn, Trustee	02/06/98	639/713	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	639	713
McAfee Family Trust, by Jack T. McAfee, Trustee	Amoco Production Company	05/13/98	640/207	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	640	207
Jane Biesele Hinchliffe	Amoco Production Company	05/13/98	640/210	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	640	210
Marguerite Anne Biesele	Amoco Production Company	05/13/98	640/213	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	640	213
Rita McAfee Johnson	Amoco Production Company	05/13/98	640/216	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	640	216
George T. Tubbs	R. Lacy, Inc.	04/06/98	640/59	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	640	59
Diana Biesele Burnett	Amoco Production Company	05/13/98	641/190	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	641	190
William McAfee	Amoco Production Company	05/13/98	641/193	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	641	193
Jerry Lee Read	Amoco Production Company	08/12/98	644/222	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	644	222
Tom McAfee	Amoco Production Company	05/13/98	644/224	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	644	224
Mary Ann Miller	Amoco Production Company	08/12/98	644/227	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	644	227

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Margaret Taylor Pope	Amoco Production Company	08/12/98	645/830	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	645	830
Elmer Troy Blankency, Sr.	Amoco Production Company	08/12/98	645/832	Tyler	Texas	Margaret Jacoway Stacker #1-H Unit	645	832
Clyde O. Taylor, Jr.	Amoco Production Company	08/12/98	645/834	Tyler	Texas	Margaret Jacoway Stacker #1-H Unit	645	834
Brenda Kay Henry	Amoco Production Company	08/12/98	645/836	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	645	836
Joe McAfee	Amoco Production Company	09/01/98	645/838	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	645	838
Baptist Foundation of Texas	Amoco Production Company	09/22/98	647/417	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	647	417
Robert Gene Best	Neal A. Hawthorn, Trustee	03/31/98	647/505	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	647	505
Charles W. Tubb	R. Lacy, Inc.	04/06/98	637/766	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	647	766
John P. Hyde	Neal A. Hawthorn, Trustee	03/30/98	649/335	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	649	335
Sempra Energy Production Company	B.W.O.C. Inc.	05/22/00	678/402	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	678	402
Reid O’Brien Mineral Trust	AKG Oil Company	05/02/00	678/755	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	678	755
TMT Mineral Trust	Bryan Woodbine Operating Company	07/19/00	678/971	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	678	971
A. M. Investments, Inc., by Guy Morgan, President	Bryan Woodbine Operating Company	07/13/00	679/348	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	679	348
B & D Real Estate Partnership	Bryan Woodbine Operating Company	07/10/00	679/984	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	679	984
George T. Tubb	Bryan Woodbine Operating Company	08/01/00	680/717	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	680	717
Bluebonnet Investments, Inc., et al	Bryan Woodbine Operating Company	07/19/00	681/663	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	681	663
Charles W. Tubb	Bryan Woodbine Operating Company	08/01/00	681/667	Tyler	Texas	Margaret Jacoway Stocker #1-H Unit	631	667

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Rosa M. Moye	Bryan Woodbine Operating Company	08/25/00	685/907	Tyler	Texas	Margaret Jacoway Stocker #l-H Unit	685	907

BRAZOS COUNTY, TEXAS	BUDA/GEORGETOWN

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Buda and Georgetown geological formations in the producing wells in the R.J. Fickey No. 1H Unit [American Petroleum Institute No. 42.041.31983], the Pate No. l-H Unit [API No. 42.041.30557], the Perkins Yeager No. 3-H Unit [API No. 42.041.30557] and the Richard Smith B No. 1H Unit [API No. 42.041.30740] (it being the intent of the Assignor to convey to Assignee only rights in the Buda and Georgetown geological formations in the producing wells in said Units).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26, day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Pate Unit No. 1-H (API No. 42.041.30557)
Richard H. Harrison, III, Individually and as Trustee	Troy Wakefield	06/07/77	26/769	Brazos	Texas	Pate Unit No. 1-H	26	769
Lucy Harrison, a feme sole	Troy Wakefield	06/07/77	26/772	Brazos	Texas	Pate Unit No. 1-H	25	772
Sam B. Pate and wife, Virginia Pate	Troy Wakefield	06/01/77	26/781	Brazos	Texas	Pate Unit No. 1-H	26	781
Angela Connor	Fred Hull	03/10/78	31/235	Brazos	Texas	Pate Unit No. 1-H	32	235
Floyd J. Moore	Troy P. Wakefield	10/09/80	36/539	Brazos	Texas	Pate Unit No. 1-H	35	539
Doyle Edward Jones and wife, Alice Mae Jones	Troy P. Wakefield	11/10/80	36/688	Brazos	Texas	Pate Unit No. 1-H	36	688
John R. Featherston and wife, Mavis L. Featherson	M.C.Z., Inc.	11/05/80	36/796	Brazos	Texas	Pate Unit No. 1-H	30	796
Clarence L. Doggett	M.C.Z., Inc.	11/05/80	36/798	Brazos	Texas	Pate Unit No. 1-H	36	798
Doggett Auto Parts, Inc.	M.C.Z., Inc.	11/05/80	36/801	Brazos	Texas	Pate Unit No. 1-H	36	801
Don L. Ling, Jr.	M.C.Z., Inc.	01/13/81	37/327	Brazos	Texas	Pate Unit No. 1-H	36	327
Bert Wheeler’s Inc., et al	Amalgamated Bonaza Petroleum Ltd	06/01/77	378/327	Brazos	Texas	Pate Unit No. 1-H	378	327
Angela Connor	M.C.Z., Inc.	02/22/81	38/153	Brazos	Texas	Pate Unit No. 1-H	38	153

Perkins Yeager No. 3-H (API No. 42.041.30772)
Lucy C. Nuche, widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	29/452	Brazos	Texas	Perkins Yeager No. 3-H	26	811
Sam T. Yeager and Mildred I. Yeager, husband & wife	Charles F. Decker	07/13/77	27/249	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Lucy C. Nuche, a widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	26/811	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Otis McDonald and wife, Norma Jean McDonald	Charles F. Decker	06/09/77	26/874	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Emil R. Haisler & Rosalie M. Haisler, husband & wife	Getty Oil Company	07/20/77	27/342	Brazos	Texas	Perkins Yeager No. 3-H	27	342
M. L. Walker, Individually and joined by L. L. Walker	Getty Oil Company	07/19/77	27/344	Brazos	Texas	Perkins Yeager No. 3-H	27	345

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Gary L. Shaw	Unknown		29/321	Brazos	Texas	Perkins Yeager No. 3-H	29	321
Lynn M. Shaw	Lyons Petroleum, Inc.	07/27/81	40/337	Brazos	Texas	Perkins Yeager No. 3-H	39	601
Frank Hurta, Jr., Trustee	MCZ, Inc.	06/30/81	39/654	Brazos	Texas	Perkins Yeager No. 3-H	39	654
T. Hugh Thompson, Trustee	MCZ, Inc.	06/30/81	39/785	Brazos	Texas	Perkins Yeager No. 3-H	39	785
Trucmon E. Thompson and wife, Louella Thompson	Harrie P.W. Perkins, et al	06/16/81	40/118	Brazos	Texas	Perkins Yeager No. 3-H	40	118
Cullen Robinson and wife, Mary Etta Robinson	Harrie P.W. Perkins, et al	07/07/81	40/122	Brazos	Texas	Perkins Yeager No. 3-H	40	122
Clarence J. Link, et ux Beatrice Y. Link	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/131	Brazos	Texas	Perkins Yeager No. 3-H	40	131
Pete J. Scanlan, et ux Mary Ann	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/133	Brazos	Texas	Perkins Yeager No. 3-H	40	133
Francis J. Fuchs, et ux, Iona B. Fuchs	Harrie P.W. Perkins, David R. Price, et al	06/27/81	40/120	Brazos	Texas	Perkins Yeager No. 3-H	40	20
Frank Vytopil and wife, Albina Vytopil	Lyons Petroleum, Inc.	07/23/81	40/283	Brazos	Texas	Perkins Yeager No. 3-H	40	283
Howard F. Eilers and wife, Karen J. Eilers	A. L. Farrell	08/13/81	41/297	Brazos	Texas	Perkins Yeager No. 3-H	41	297
Dora A. Loria	G. S. I., Inc.	08/11/81	41/321	Brazos	Texas	Perkins Yeager No. 3-H	41	321
Cecil S. Rosier and wife, Ethel C. Rosier	Harrie P. W. Perkins, David R. Price & Katherine Yager Rogers	08/26/81	41/623	Brazos	Texas	Perkins Yeager No. 3-H	41	623
Gordon Currin and wife, Margaret Currin	Harrie P.W. Perkins, et al	09/18/81	41/625	Brazos	Texas	Perkins Yeager No. 3-H	41	625
Cecil S. Rossier and wife, Ethel C. Rossier	Harrie P.W. Perkins, et al	09/18/81	41/627	Brazos	Texas	Perkins Yeager No. 3-H	41	627
United Free Will Baptist Church	Harrie P.W. Perkins, et al	07/08/81	41/629	Brazos	Texas	Perkins Yeager No. 3-H	41	629
William T. Moore	North Central Oil Corporation	10/06/81	42/37	Brazos	Texas	Perkins Yeager No. 3-H	42	37

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Bob Davis Bell, d/b/a Scott and Davis Enterprises	G. S. I., Inc.	10/20/81	42/402	Brazos	Texas	Perkins Yeager No. 3-H	42	402
John W. Crenshaw and wife, Glenda N. Crenshaw	G. S. I., Inc.	10/23/81	42/482	Brazos	Texas	Perkins Yeager No. 3-H	42	482
Lyman L. Lamb & wife, Shirley J. Lamb	G. S. I., Inc.	11/21/81	42/484	Brazos	Texas	Perkins Yeager No. 3-H	42	484
Carlton J. Abshire and wife, Catherine I. Abshire	Getty Oil Company	10/20/81	42/789	Brazos	Texas	Perkins Yeager No. 3-H	42	789
Harold L. Howell and wife, Mary A. Howell	Getty Oil Company	10/25/81	42/793	Brazos	Texas	Perkins Yeager No. 3-H	42	793
Jim Nichols and wife, Eunice Nichols	Getty Oil Company	12/20/81	42/797	Brazos	Texas	Perkins Yeager No. 3-H	42	797
Betty Jean Wade	G. S. I., Inc.	12/07/81	44/226	Brazos	Texas	Perkins Yeager No. 3-H	43	226
Benny J. Butler and wife, Liz Butler	Getty Oil Company	10/19/81	43/33	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Douglas Spikes and wife, Vancy Spikes	Getty Oil Company	10/21/81	42/801	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Eugene Elton Zwernemann and wife, Barbara Jo Zwernemann	G. S. I., Inc.	10/28/81	43/560	Brazos	Texas	Perkins Yeager No. 3-H	43	560
Carol Ann Ward, a single woman	G. S. I., Inc.	10/28/81	43/562	Brazos	Texas	Perkins Yeager No. 3-H	43	562
Darrel Leon Brown and wife, Betty Jo Brown	G. S. I., Inc.	10/28/81	43/564	Brazos	Texas	Perkins Yeager No. 3-H	43	564
Tommy Williamson and wife, Peggy G. Williamson	G. S. I., Inc.	11/14/81	43/566	Brazos	Texas	Perkins Yeager No. 3-H	43	566
Robert Gafford and wife, Melba F. Gabbard	G. S. I., Inc.	11/09/81	43/572	Brazos	Texas	Perkins Yeager No. 3-H	43	572
James Michael Davidson and wife, Judy Ann Davidson	G. S. I., Inc.	11/20/81	43/576	Brazos	Texas	Perkins Yeager No. 3-H	43	576
James W. Bassett, Jr.	G. S. I., Inc.	11/09/81	43/578	Brazos	Texas	Perkins Yeager No. 3-H	43	578
Houston Ray Dirickson and wife, Adelle Erwin Dirickson	G. S. I., Inc.	11/10/81	43/580	Brazos	Texas	Perkins Yeager No. 3-H	42	580
Pamela Krikkette Nelson, a feme sole	G. S. I., Inc.	11/04/81	43/583	Brazos	Texas	Perkins Yeager No. 3-H	43	583

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Joseph S. LaBuda and wife, Sybil J. LaBuda	G. S. I., Inc.	11/12/81	43/585	Brazos	Texas	Perkins Yeager No. 3-H	43	585
Marvin Ray Smith and wife, Bessie T. Smith	G. S. I., Inc.	11/11/81	43/589	Brazos	Texas	Perkins Yeager No. 3-H	43	589
Howard Ray Smith and wife, Debora Kaye Smith	G. S. I., Inc.	11/11/81	43/591	Brazos	Texas	Perkins Yeager No. 3-H	43	591
Norman M. Weatherton and wife, Jo Ann Weatherton	G. S. I., Inc.	11/04/81	43/593	Brazos	Texas	Perkins Yeager No. 3-H	43	593
Raymond R. Barnes and wife, Myrtis Rea Barnes	G. S. I., Inc.	11/04/81	43/595	Brazos	Texas	Perkins Yeager No. 3-H	43	595
Charles J. Luza and wife, Lydia Luza	G. S. I., Inc.	11/03/81	43/597	Brazos	Texas	Perkins Yeager No. 3-H	43	597
John Durant and wife, Betty Durant	G. S. I., Inc.	10/31/81	43/599	Brazos	Texas	Perkins Yeager No. 3-H	43	599
Billy H. Merchant and wife, Avis A. Merchant	G. S. I., Inc.	10/30/81	43/601	Brazos	Texas	Perkins Yeager No. 3-H	43	601
Robert L. Barnes and wife, Viola Barnes	G. S. I., Inc.	10/03/81	43/603	Brazos	Texas	Perkins Yeager No. 3-H	43	603
Charles Ralph Eichholtz and Zella Mae Eichholtz	G. S. I., Inc.	11/03/81	43/605	Brazos	Texas	Perkins Yeager No. 3-H	43	605
John Earl Blackmon and wife, Pamala Ann Blackmon	G. S. I., Inc.	10/31/81	43/609	Brazos	Texas	Perkins Yeager No. 3-H	44	609
Jesus F. Espinoza and Jesus Espinoza and wife, Lilly Espinoza	G. S. I., Inc.	10/27/81	43/611	Brazos	Texas	Perkins Yeager No. 3-H	43	611
Billy E. Courtney and wife, Ester Y. Courtney	G. S. I., Inc.	10/31/81	43/613	Brazos	Texas	Perkins Yeager No. 3-H	43	613
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/1	Brazos	Texas	Perkins Yeager No. 3-H	44	1
Gray W. Baker and wife, Diana Baker	G. S. I., Inc.	12/04/81	44/228	Brazos	Texas	Perkins Yeager No. 3-H	44	228
E. E. Holt and Louis T. Getterman, Jr.	G. S. I., Inc.	11/20/81	44/233	Brazos	Texas	Perkins Yeager No. 3-H	44	233
Alexander Fazzino and wife, Anna G. Fazzino	G. S. I., Inc.	12/08/81	44/236	Brazos	Texas	Perkins Yeager No. 3-H	44	236
James E. Jones, Sr. and wife, Ellen C. Jones	G. S. I., Inc.	11/25/81	44/238	Brazos	Texas	Perkins Yeager No. 3-H	44	238

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Joe L. Taylor and wife, Floyie LaVania Taylor	G. S. I., Inc.	11/24/81	44/240	Brazos	Texas	Perkins Yeager No. 3-H	44	240
Ronald D. Taylor	G. S. I., Inc.	11/04/81	44/243	Brazos	Texas	Perkins Yeager No. 3-H	44	243
Golda Cole and husband, Herbert Cole	G. S. I., Inc.	11/23/81	44/246	Brazos	Texas	Perkins Yeager No. 3-H	44	246
James Cleon Denman and wife, Sue Carol Denman	G. S. I., Inc.	11/24/81	44/249	Brazos	Texas	Perkins Yeager No. 3-H	44	249
Larry Janac	G. S. I., Inc.	12/03/81	44/251	Brazos	Texas	Perkins Yeager No. 3-H	44	251
Robert R. Blinka and wife, Betty Blinka	G. S. I., Inc.	11/24/81	44/253	Brazos	Texas	Perkins Yeager No. 3-H	44	253
Joseph Raymond Chmelar and wife, Vicki Chmelar	G. S. I., Inc.	11/09/81	44/257	Brazos	Texas	Perkins Yeager No. 3-H	44	257
H. C. Manning and wife, Elaine Manning	G. S. I., Inc.	11/20/81	44/261	Brazos	Texas	Perkins Yeager No. 3-H	44	261
A. J. Manning and wife, Ellen Gaye Manning	G. S. I., Inc.	11/19/81	44/263	Brazos	Texas	Perkins Yeager No. 3-H	44	263
Christopher Neil Jadlowski and wife, Patricia A. Jadlowaski	G. S. I., Inc.	11/19/81	44/266	Brazos	Texas	Perkins Yeager No. 3-H	44	266
Victor A. Satsky and wife, Linda Satsky	G. S. I., Inc.	11/09/81	44/273	Brazos	Texas	Perkins Yeager No. 3-H	44	273
Richard Becka and wife, Irene Becka	G. S. I., Inc.	11/09/81	44/275	Brazos	Texas	Perkins Yeager No. 3-H	44	275
Charles J. Luza, Jr. and wife, Elain C. Luza	G. S. I., Inc.	11/04/81	44/278	Brazos	Texas	Perkins Yeager No. 3-H	44	278
John Raymond Farquhar and wife, Bonnie S. Farquhar	G. S. I., Inc.	11/05/81	44/282	Brazos	Texas	Perkins Yeager No. 3-H	44	282
Curtis W. Todd and wife, Dorothy L. Todd	G. S. I., Inc.	11/03/81	44/284	Brazos	Texas	Perkins Yeager No. 3-H	44	284
Lonnie Edward Hare, a/k/a Eddie Hare and wife, Judy O. Hare	G. S. I., Inc.	11/05/81	44/289	Brazos	Texas	Perkins Yeager No. 3-H	44	289
Horace Edward McQueen and wife, Betty Lou McQuenn	G. S. I., Inc.	11/24/81	44/292	Brazos	Texas	Perkins Yeager No. 3-H	44	292
L. H. Becker and wife, Virginia Lee Becker	G. S. I., Inc.	11/24/81	44/294	Brazos	Texas	Perkins Yeager No. 3-H	44	294

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Joseph W. Birdwell and wife, Delores Birdwell	G. S. I., Inc.	11/09/81	44/297	Brazos	Texas	Perkins Yeager No. 3-H	44	297
Ima Fay Tedrow, a widow	G. S. I., Inc.	11/19/81	44/299	Brazos	Texas	Perkins Yeager No. 3-H	44	299
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/5	Brazos	Texas	Perkins Yeager No. 3-H	44	5
Clarence L. Doggett, et ux Laura marie Doggett	Getty Oil Company	12/08/81	44/9	Brazos	Texas	Perkins Yeager No. 3-H	44	9
Melba B. French	G. S. I., Inc.	01/26/82	47/66	Brazos	Texas	Perkins Yeager No. 3-H	47	66
Margie Williams, a feme sole	Chaparral Minerals, Inc.	02/10/82	47/76	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jerry A. Leach	BRI Rod Corp.	02/01/82	48/511	Brazos	Texas	Perkins Yeager No. 3-H	48	511
Jacob B. Beal, Sr.; Robert M. Beal and Robert Wimbish, a/k/a Robet W. Wimbish	Chaparral Minerals, Inc.	02/26/82	49/206	Brazos	Texas	Perkins Yeager No. 3-H	49	206
Jacob B. Beal, Sr. and Michael M. Beal	Chaparral Minerals, Inc.	02/26/82	49/212	Brazos	Texas	Perkins Yeager No. 3-H	49	212
Elton Wayne Gibson and wife, Betty Gibson	Getty Oil Company	03/09/82	51/622	Brazos	Texas	Perkins Yeager No. 3-H	51	622
Gretchen C. Bailey, Executrix of the Estate of Clyde A. Bailey, deceased	H. E. Allen	04/01/82	525/403	Brazos	Texas	Perkins Yeager No. 3-H	525	403
City of Bryan	North Central Oil Corporation	10/21/82	542/754	Brazos	Texas	Perkins Yeager No. 3-H	542	754
Stanley Ferrell and wife, Mindie L. Ferrell	Harris P. W. Perkins	05/13/82	56/583	Brazos	Texas	Perkins Yeager No. 3-H	56	583
Alvin Waters and Barbara Waters	North Central Oil Corporation	05/21/82	56/585	Brazos	Texas	Perkins Yeager No. 3-H	56	585
Esta Smith	North Central Oil Corporation	05/21/82	56/587	Brazos	Texas	Perkins Yeager No. 3-H	56	587
Kenneth L. Morris and wife, Elizabeth D. Morris	North Central Oil Corporation	05/21/82	56/589	Brazos	Texas	Perkins Yeager No. 3-H	56	589
Michael Schnautz and Deborah Schnautz	North Central Oil Corporation	05/21/82	56/591	Brazos	Texas	Perkins Yeager No. 3-H	56	591
Harold G. Ploch and Yashino Ploch	North Central Oil Corporation	05/21/82	56/593	Brazos	Texas	Perkins Yeager No. 3-H	56	593

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
John K. Hobbs and Pera L. Hobbs	North Central Oil Corporation	05/21/82	56/595	Brazos	Texas	Perkins Yeager No. 3-H	56	595
Victor E. Hemann and wife, Edna Hemann	North Central Oil Corporation	05/21/82	56/597	Brazos	Texas	Perkins Yeager No. 3-H	56	597
John G. Marino	North Central Oil Corporation	05/21/82	56/599	Brazos	Texas	Perkins Yeager No. 3-H	56	599
Elmer Charles Pledger and wife, Cathy Faye Pledger	North Central Oil Corporation	05/27/82	56/601	Brazos	Texas	Perkins Yeager No. 3-H	56	601
Stanley Raymond Tubbs and wife, Viola M. Tubbs	North Central Oil Corporation	05/21/82	56/603	Brazos	Texas	Perkins Yeager No. 3-H	56	603
George R. Jones and wife, Janet L. Jones	North Central Oil Corporation	05/21/82	56/605	Brazos	Texas	Perkins Yeager No. 3-H	56	605
William R. Watkins and wife, Geneva K. Watkins	North Central Oil Corporation	05/21/82	56/607	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Keith Bobby Bonner & Diane Bonner	North Central Oil Corporation	05/21/82	56/609	Brazos	Texas	Perkins Yeager No. 3-H	56	609
David R. Storm and wife, Carol Storm	North Central Oil Corporation	05/21/82	56/611	Brazos	Texas	Perkins Yeager No. 3-H	56	611
Teddy L. Tumlinson and wife, Mary E. Tumlinson	North Central Oil Corporation	05/21/82	56/613	Brazos	Texas	Perkins Yeager No. 3-H	56	613
Jeane C. Drane	North Central Oil Corporation	05/21/82	56/615	Brazos	Texas	Perkins Yeager No. 3-H	56	615
Richard D. Greer & wife, Rose Greer	North Central Oil Corporation	05/21/82	56/617	Brazos	Texas	Perkins Yeager No. 3-H	56	617
Eddie Guyton and wife, Delene Guyton	North Central Oil Corporation	05/21/82	56/619	Brazos	Texas	Perkins Yeager No. 3-H	56	619
Harold F. and Anita G. Blinka	North Central Oil Corporation	05/21/82	56/621	Brazos	Texas	Perkins Yeager No. 3-H	56	621
Arnold H. Matcek and wife, Patricia Matcek	North Central Oil Corporation	05/21/82	56/623	Brazos	Texas	Perkins Yeager No. 3-H	56	623
Ernest Metzer	North Central Oil Corporation	05/21/82	56/625	Brazos	Texas	Perkins Yeager No. 3-H	56	625
Allen Lee and Sandra Kay Dodson	North Central Oil Corporation	05/21/82	56/627	Brazos	Texas	Perkins Yeager No. 3-H	56	627
Anthony Lister and wife, Sharon D. Lister	North Central Oil Corporation	05/21/82	56/629	Brazos	Texas	Perkins Yeager No. 3-H	56	629

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Paul A. Jedlicka and wife, Patricia Ann Jedlicka	North Central Oil Corporation	05/27/82	56/631	Brazos	Texas	Perkins Yeager No. 3-H	56	631
Mark Hopper and wife, Debbie Hopper	North Central Oil Corporation	05/27/82	56/633	Brazos	Texas	Perkins Yeager No. 3-H	56	633
Gary Niemeyer and Connie Niemeyer	North Central Oil Corporation	05/21/82	56/635	Brazos	Texas	Perkins Yeager No. 3-H	56	635
Felix Torres, Joe Faulk, Hawley West	North Central Oil Corporation	08/10/81	56/73	Brazos	Texas	Perkins Yeager No. 3-H	56	73
Wilson M. Bradford and wife, Sylvia L. Bradford	MCZ, Inc.	05/27/82	57/107	Brazos	Texas	Perkins Yeager No. 3-H	57	107
Victor G. Valadez and wife, Yolanda Valadez	North Central Oil Corporation	05/21/82	57/197	Brazos	Texas	Perkins Yeager No. 3-H	57	197
William O. Brunson and wife, Margaret L. Brunson	North Central Oil Corporation	05/21/82	57/199	Brazos	Texas	Perkins Yeager No. 3-H	57	199
Cecil Ray and Ruth Crocker	North Central Oil Corporation	05/21/82	57/201	Brazos	Texas	Perkins Yeager No. 3-H	57	201
Nellie Mae Brunson	North Central Oil Corporation	05/21/82	57/203	Brazos	Texas	Perkins Yeager No. 3-H	57	203
David Snyder and Robye Snyder	North Central Oil Corporation	05/21/82	57/207	Brazos	Texas	Perkins Yeager No. 3-H	57	207
Jack Luther Lombardo, Jr. and Beverly Ann Lombardo	North Central Oil Corporation	05/21/82	57/432	Brazos	Texas	Perkins Yeager No. 3-H	57	432
Wilma J. Schara	North Central Oil Corporation	05/21/82	57/438	Brazos	Texas	Perkins Yeager No. 3-H	57	438
Charles Reid and Mei Shiou Yeates	North Central Oil Corporation	05/21/82	57/444	Brazos	Texas	Perkins Yeager No. 3-H	57	444
Harrie P. W. Perkins, David R. Price, Katherine Yager Rogers; Ann Woodson Yager Chcapman	North Central Oil Corporation	06/10/82	58/213	Brazos	Texas	Perkins Yeager No. 3-H	58	213
John O. Fick and wife, Bonnie F. Fick	Chaparral Minerals, Inc.	06/11/82	58/22	Brazos	Texas	Perkins Yeager No. 3-H	58	22
William J. Lewis and wife, Barbara C. Lewis	Chaparral Minerals, Inc.	06/11/82	58/31	Brazos	Texas	Perkins Yeager No. 3-H	58	31
Ronald R. Allen and wife, Sharon A. Allen	Chaparral Minerals, Inc.	06/18/80	58/530	Brazos	Texas	Perkins Yeager No. 3-H	58	530

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
John Delaney	Chaparral Minerals, Inc.	06/17/82	58/533	Brazos	Texas	Perkins Yeager No. 3-H	58	533
Irene Wilson	Chaparral Minerals, Inc.	06/17/82	58/571	Brazos	Texas	Perkins Yeager No. 3-H	58	571
Michaell Randolph Welch and Rhonda Renee Welch	Chaparral Minerals, Inc.	06/11/82	58/59	Brazos	Texas	Perkins Yeager No. 3-H	58	59
Dean Jackson and wife, Vernell J. Jackson	MCZ, Inc.	06/10/82	58/802	Brazos	Texas	Perkins Yeager No. 3-H	58	802
Bobby Joe Palmer and wife, Joyce Palmer	MCZ, Inc.	06/17/82	58/808	Brazos	Texas	Perkins Yeager No. 3-H	58	806
Dennis R. Piwonka and wife, Daphine Helen Piwonka	MCZ, Inc.	06/17/82	58/812	Brazos	Texas	Perkins Yeager No. 3-H	58	812
Maurice R. Guyton	Chaparral Minerals, Inc.	06/22/82	59/172	Brazos	Texas	Perkins Yeager No. 3-H	59	172
William J. Hejl and Kathleen Nemec, a/k/a Kathleen Hejl	Chaparral Minerals, Inc.	06/22/82	59/313	Brazos	Texas	Perkins Yeager No. 3-H	59	172
John B. Lampo and wife, Janie V. Lampo	Chaparral Minerals, Inc.	06/22/82	59/175	Brazos	Texas	Perkins Yeager No. 3-H	59	175
Allan T. Landin, Jr. and wife, Joyce M. Landin	Chaparral Minerals, Inc.	06/22/82	59/178	Brazos	Texas	Perkins Yeager No. 3-H	59	178
Anthony Luza and Leila Holloway, a/k/a Leila Luza	Chaparral Minerals, Inc.	06/23/82	59/184	Brazos	Texas	Perkins Yeager No. 3-H	59	178
Eriverto Rodriquez and wife, Mary Esther Rodruquiz	Chaparral Minerals, Inc.	06/29/82	60/194	Brazos	Texas	Perkins Yeager No. 3-H	60	178
Stephen W. Lesly and wife, Aletta J. Lesly	Chaparral Minerals, Inc.	06/10/82	59/181	Brazos	Texas	Perkins Yeager No. 3-H	59	181
Johnny Earl Gray and wife, Carolyn Anne Gray	Durst Exploration	06/09/82	59/297	Brazos	Texas	Perkins Yeager No. 3-H	59	297
Joe A. Caperton and wife, Mickey L. Caperton	Chaparral Minerals, Inc.	06/25/82	59/304	Brazos	Texas	Perkins Yeager No. 3-H	59	304
Charlotte M. Dick, a widow	Chaparral Minerals, Inc.	06/23/82	59/310	Brazos	Texas	Perkins Yeager No. 3-H	59	310
Billy G. Tubbs and Reba D. Tubbs	Chaparral Minerals, Inc.	06/24/82	59/332	Brazos	Texas	Perkins Yeager No. 3-H	59	332
Kenneth S. Harraran, Jr. and wife, Marilyn C. Hallaran	Pedernales Corporation	05/19/82	59/360	Brazos	Texas	Perkins Yeager No. 3-H	59	360

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Johnn Paul Hopper and Olive Janette Hopper	Chaparral Minerals, Inc.	06/29/82	60/165	Brazos	Texas	Perkins Yeager No. 3-H	60	165
Philip C. Stone and wife, Jean Stone	Chaparral Minerals, Inc.	06/21/82	60/203	Brazos	Texas	Perkins Yeager No. 3-H	60	203
Kenneth L. Wolman and wife, Mary Ann Wolman	Chaparral Minerals, Inc.	06/24/82	60/210	Brazos	Texas	Perkins Yeager No. 3-H	60	210
David Russell Cullen and wife, Reta Jo Cullen	Bri-Rod Corporation	06/30/82	64/681	Brazos	Texas	Perkins Yeager No. 3-H	64	681
Curtis Capps	Chaparral Minerals, Inc.	06/22/82	64/87	Brazos	Texas	Perkins Yeager No. 3-H	64	87
Seven-Up U.S.A., a Missouri Corporation	North Central Oil Corporation	08/27/82	69/85	Brazos	Texas	Perkins Yeager No. 3-H	69	85
David Dee Cochran and wife, Marci Kaye Cochran	Durst Exploration	11/23/82	74/204	Brazos	Texas	Perkins Yeager No. 3-H	74	204
Richard Pena	Chaparral Minerals, Inc.	11/24/81	74/682	Brazos	Texas	Perkins Yeager No. 3-H	74	682
L. R. Holberg	North Central Oil Corporation	03/23/83	4/9/00	Brazos	Texas	Perkins Yeager No. 3-H	85	150
Michael Ray Wiederhold and wife, Patricia Gail Wiederhold	G. S. I., Inc.	11/04/81	44/280	Brazos	Texas	Perkins Yeager No. 3-H	44	566
Doug Duryea	Chaparral Minerals, Inc.	02/11/82	47/71	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jacob B. Beal, Sr.	Chaparral Minerals, Inc.	03/04/82	49/203	Brazos	Texas	Perkins Yeager No. 3-H	49	203
Clyde T. Barnett and wife, Martha Barnett	North Central Oil Corporation	05/21/82	56/581	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Bruce W. Martin and wife, Linda M. Martin	Chaparral Minerals, Inc.	06/22/82	59/191	Brazos	Texas	Perkins Yeager No. 3-H	59	191
James D. Turner	Chaparral Minerals, Inc.	05/28/82	42/256	Brazos	Texas
L. H. Gross	Chaparral Minerals, Inc.	06/10/82	42/253	Brazos	Texas

R. J. Fickey No. 1H Unit (API No. 42.041.31983)
Matthew O. Seymour	B.W.O.C, Inc.	08/20/04	6336/168	Brazos	Texas	R. J. Fickey No. 1H Unit	6336	168
Raymond J. Fickey and wife, Alice P. Fickey	B.W.O.C., Inc.	08/20/04	6336/175	Brazos	Texas	R. J. Fickey No. 1H Unit	6336	175

EXHIBIT A

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Raymond J. Fickey, et al	B.W.O.C. Inc.	08/20/04	6336/159	Brazos	Texas

Richard Smith B No. 1H (API No. 42.041.30740)
Richard Smith	Charles F. Decker	05/10/77	26/445	Brazos	Texas	Richard Smith B No. 1H	26	445
Richard Smith	Torch E & P Company	10/02/98	3558/205	Brazos	Texas	Richard Smith B No. 1H	3558	205

BRAZOS COUNTY, TEXAS	EAGLE FORD

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Eagle Ford geological formation in the producing wells in the Carrabba-Dooley No. IH Unit [American Petroleum Institute No. 42.041.32122] and the Carrabba-Dooley No. 2H Unit [API No. 42.041.32125] (it being the intent of the Assignor to convey to Assignee only rights in the Eagle Ford geological formation in the producing wells in said Units).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Carrabba-Doolev No. 1H (API No. 42.041.32125)
Lucy C. Nuche, widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	29/452	Brazos	Texas	Perkins Yeager No. 3-H	26	811
Sam T. Yeager and Mildred I. Yeager, husband & wife	Charles F. Decker	07/13/77	27/249	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Lucy C. Nuche, a widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	26/811	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Otis McDonald and wife, Norma Jean McDonald	Charles F. Decker	06/09/77	26/874	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Emil R. Haisler & Rosalie M. Haisler, husband & wife	Getty Oil Company	07/20/77	27/342	Brazos	Texas	Perkins Yeager No. 3-H	27	342
M. L. Walker, Individually and joined by L. L. Walker	Getty Oil Company	07/19/77	27/344	Brazos	Texas	Perkins Yeager No. 3-H	27	345
Gary L. Shaw	Unknown		29/321	Brazos	Texas	Perkins Yeager No. 3-H	29	321
Lynn M. Shaw	Lyons Petroleum, Inc.	07/27/81	40/337	Brazos	Texas	Perkins Yeager No. 3-H	30	601
Frank Hurta, Jr., Trustee	MCZ, Inc.	06/30/81	39/654	Brazos	Texas	Perkins Yeager No. 3-H	39	654
T. Hugh Thompson, Trustee	MCZ, Inc.	06/30/81	39/785	Brazos	Texas	Perkins Yeager No. 3-H	39	785
Trucmon E. Thompson and wife, Louella Thompson	Harrie P.W. Perkins, et al	06/16/81	40/118	Brazos	Texas	Perkins Yeager No. 3-H	40	118
Cullen Robinson and wife, Mary Etta Robinson	Harrie P.W. Perkins, et al	07/07/81	40/122	Brazos	Texas	Perkins Yeager No. 3-H	40	122

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Clarence J. Link, et ux Beatrice Y. Link	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/131	Brazos	Texas	Perkins Yeager No. 3-H	40	131
Pete J. Scanlan, et ux Mary Ann	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/133	Brazos	Texas	Perkins Yeager No. 3-H	40	133
Francis J. Fuchs, et ux, Iona B. Fuchs	Harrie P.W. Perkins, David R. Price, et al	06/27/81	40/120	Brazos	Texas	Perkins Yeager No. 3-H	40	20
Frank Vytopil and wife, Albina Vytopil	Lyons Petroleum, Inc.	07/23/81	40/283	Brazos	Texas	Perkins Yeager No. 3-H	40	283
Howard F. Eilers and wife, Karen J. Eilers	A. L. Farrell	08/13/81	41/297	Brazos	Texas	Perkins Yeager No. 3-H	41	297
Dora A. Loria	G. S. I., Inc.	08/11/81	41/321	Brazos	Texas	Perkins Yeager No. 3-H	41	321
Cecil S. Rosier and wife, Ethel C. Rosier	Harrie P. W. Perkins, David R. Price & Katherine Yager Rogers	08/26/81	41/623	Brazos	Texas	Perkins Yeager No. 3-H	41	623
Gordon Currin and wife, Margaret Currin	Harrie P.W. Perkins, et al	09/18/81	41/625	Brazos	Texas	Perkins Yeager No. 3-H	41	625
Cecil S. Rossier and wife, Ethel C. Rossier	Harrie P.W. Perkins, et al	09/18/81	41/627	Brazos	Texas	Perkins Yeager No. 3-H	41	627
United Free Will Baptist Church	Harrie P.W. Perkins, et al	07/08/81	41/629	Brazos	Texas	Perkins Yeager No. 3-H	41	629
William T. Moore	North Central Oil Corporation	10/06/81	42/37	Brazos	Texas	Perkins Yeager No. 3-H	42	37
Bob Davis Bell, d/b/a Scott and Davis Enterprises	G. S. I., Inc.	10/20/81	42/402	Brazos	Texas	Perkins Yeager No. 3-H	42	402
John W. Crenshaw and wife, Glenda N. Crenshaw	G. S. I., Inc.	10/23/81	42/482	Brazos	Texas	Perkins Yeager No. 3-H	42	482

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Lyman L. Lamb & wife, Shirley J. Lamb	G. S. I., Inc.	11/21/81	42/484	Brazos	Texas	Perkins Yeager No. 3-H	42	484
Carlton J. Abshire and wife, Catherine I. Abshire	Getty Oil Company	10/20/81	42/789	Brazos	Texas	Perkins Yeager No. 3-H	42	789
Harold L. Howell and wife, Mary A. Howell	Getty Oil Company	10/25/81	42/793	Brazos	Texas	Perkins Yeager No. 3-H	42	793
Jim Nichols and wife, Eunice Nichols	Getty Oil Company	12/20/81	42/797	Brazos	Texas	Perkins Yeager No. 3-H	42	797
Betty Jean Wade	G. S. I., Inc.	12/07/81	44/226	Brazos	Texas	Perkins Yeager No. 3-H	43	226
Benny J. Butler and wife, Liz Butler	Getty Oil Company	10/19/81	43/33	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Douglas Spikes and wife, Vancy Spikes	Getty Oil Company	10/21/81	42/801	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Eugene Elton Zwernemann and wife, Barbara Jo Zwernemann	G. S. I., Inc.	10/28/81	43/560	Brazos	Texas	Perkins Yeager No. 3-H	43	560
Carol Ann Ward, a single woman	G. S. I., Inc.	10/28/81	43/562	Brazos	Texas	Perkins Yeager No. 3-H	43	562
Darrel Leon Brown and wife, Betty Jo Brown	G. S. I., Inc.	10/28/81	43/564	Brazos	Texas	Perkins Yeager No. 3-H	43	564
Tommy Williamson and wife, Peggy G. Williamson	G. S. I., Inc.	11/14/81	43/566	Brazos	Texas	Perkins Yeager No. 3-H	43	566
Robert Gafford and wife, Melba F. Gabbard	G. S. I., Inc.	11/09/81	43/572	Brazos	Texas	Perkins Yeager No. 3-H	43	572
James Michael Davidson and wife, Judy Ann Davidson	G. S. I., Inc.	11/20/81	43/576	Brazos	Texas	Perkins Yeager No. 3-H	43	576
James W. Bassett, Jr.	G. S. I., Inc.	11/09/81	43/578	Brazos	Texas	Perkins Yeager No. 3-H	43	578
Houston Ray Dirickson and wife, Adelle Erwin Dirickson	G. S. I., Inc.	11/10/81	43/580	Brazos	Texas	Perkins Yeager No. 3-H	43	580

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Pamela Krikkette Nelson, a feme sole	G. S. I., Inc.	11/04/81	43/583	Brazos	Texas	Perkins Yeager No. 3-H	43	583
Joseph S. LaBuda and wife, Sybil J. LaBuda	G. S. I., Inc.	11/12/81	43/585	Brazos	Texas	Perkins Yeager No. 3-H	43	585
Marvin Ray Smith and wife, Bessie T. Smith	G. S. I., Inc.	11/11/81	43/589	Brazos	Texas	Perkins Yeager No. 3-H	43	589
Howard Ray Smith and wife, Debora Kaye Smith	G. S. I., Inc.	11/11/81	43/591	Brazos	Texas	Perkins Yeager No. 3-H	43	591
Norman M. Weatherton and wife, Jo Ann Weatherton	G. S. I., Inc.	11/04/81	43/593	Brazos	Texas	Perkins Yeager No. 3-H	43	593
Raymond R. Barnes and wife, Myitis Rea Barnes	G. S. I., Inc.	11/04/81	43/595	Brazos	Texas	Perkins Yeager No. 3-H	43	595
Charles J. Luza and wife, Lydia Luza	G. S. I., Inc.	11/03/81	43/597	Brazos	Texas	Perkins Yeager No. 3-H	43	597
John Durant and wife, Betty Durant	G. S. I., Inc.	10/31/81	43/599	Brazos	Texas	Perkins Yeager No. 3-H	43	599
Billy H. Merchant and wife, Avis A. Merchant	G. S. I., Inc.	10/30/81	43/601	Brazos	Texas	Perkins Yeager No. 3-H	43	601
Robert L. Barnes and wife, Viola Barnes	G. S. I., Inc.	10/03/81	43/603	Brazos	Texas	Perkins Yeager No. 3-H	43	603
Charles Ralph Eichholtz and Zella Mae Eichholtz	G. S. I., Inc.	11/03/81	43/605	Brazos	Texas	Perkins Yeager No. 3-H	43	605
John Earl Blackmon and wife, Pamala Ann Blackmon	G. S. I., Inc.	10/31/81	43/609	Brazos	Texas	Perkins Yeager No. 3-H	43	609
Jesus F. Espinoza and Jesus Espinoza and wife, Lilly Espinoza	G. S. I., Inc.	10/27/81	43/611	Brazos	Texas	Perkins Yeager No. 3-H	43	611
Billy E. Courtney and wife, Ester Y. Courtney	G. S. I., Inc.	10/31/81	43/613	Brazos	Texas	Perkins Yeager No. 3-H	43	613
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/1	Brazos	Texas	Perkins Yeager No. 3-H	44	1

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Gray W. Baker and wife, Diana Baker	G. S. I., Inc.	12/04/81	44/228	Brazos	Texas	Perkins Yeager No. 3-H	44	228
E. E. Holt and Louis T. Getterman, Jr.	G. S. I., Inc.	11/20/81	44/233	Brazos	Texas	Perkins Yeager No. 3-H	44	233
Alexander Fazzino and wife, Anna G. Fazzino	G. S. I., Inc.	12/08/81	44/236	Brazos	Texas	Perkins Yeager No. 3-H	44	236
James E. Jones, Sr. and wife, Ellen C. Jones	G. S. I., Inc.	11/25/81	44/238	Brazos	Texas	Perkins Yeager No. 3-H	44	238
Joe L. Taylor and wife, Floyie LaVania Taylor	G. S. I., Inc.	11/24/81	44/240	Brazos	Texas	Perkins Yeager No. 3-H	44	240
Ronald D. Taylor	G. S. I., Inc.	11/04/81	44/243	Brazos	Texas	Perkins Yeager No. 3-H	44	243
Golda Cole and husband, Herbert Cole	G. S. I., Inc.	11/23/81	44/246	Brazos	Texas	Perkins Yeager No. 3-H	44	246
James Cleon Denman and wife, Sue Carol Denman	G. S. I., Inc.	11/24/81	44/249	Brazos	Texas	Perkins Yeager No. 3-H	44	249
Larry Janac	G. S. I., Inc.	12/03/81	44/251	Brazos	Texas	Perkins Yeager No. 3-H	44	251
Robert R. Blinka and wife, Betty Blinka	G. S. I., Inc.	11/24/81	44/253	Brazos	Texas	Perkins Yeager No. 3-H	44	253
Joseph Raymond Chmelar and wife, Vicki Chmelar	G. S. I., Inc.	11/09/81	44/257	Brazos	Texas	Perkins Yeager No. 3-H	44	257
H. C. Manning and wife, Elaine Manning	G. S. I., Inc.	11/20/81	44/261	Brazos	Texas	Perkins Yeager No. 3-H	44	261
A. J. Manning and wife, Ellen Gaye Manning	G. S. I., Inc.	11/19/81	44/263	Brazos	Texas	Perkins Yeager No. 3-H	44	263
Christopher Neil Jadlowski and wife, Patricia A. Jadlowaski	G. S. I., Inc.	11/19/81	44/266	Brazos	Texas	Perkins Yeager No. 3-H	44	266
Victor A. Satsky and wife, Linda Satsky	G. S. I., Inc.	11/09/81	44/273	Brazos	Texas	Perkins Yeager No. 3-H	44	273

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Richard Becka and wife, Irene Becka	G. S. I., Inc.	11/09/81	44/275	Brazos	Texas	Perkins Yeager No. 3-H	44	275
Charles J. Luza, Jr. and wife, Elain C. Luza	G. S. I., Inc.	11/04/81	44/278	Brazos	Texas	Perkins Yeager No. 3-H	44	278
John Raymond Farquhar and wife, Bonnie S. Farquhar	G. S. I., Inc.	11/05/81	44/282	Brazos	Texas	Perkins Yeager No. 3-H	44	282
Curtis W. Todd and wife, Dorothy L. Todd	G. S. I., Inc.	11/03/81	44/284	Brazos	Texas	Perkins Yeager No. 3-H	44	284
Lonnie Edward Hare, a/k/a Eddie Hare and wife, Judy O. Hare	G. S. I., Inc.	11/05/81	44/289	Brazos	Texas	Perkins Yeager No. 3-H	44	289
Horace Edward McQueen and wife, Betty Lou McQueen	G. S. I., Inc.	11/24/81	44/292	Brazos	Texas	Perkins Yeager No. 3-H	44	292
L. H. Becker and wife, Virginia Lee Becker	G. S. I., Inc.	11/24/81	44/294	Brazos	Texas	Perkins Yeager No. 3-H	44	294
Joseph W. Birdwell and wife, Delores Birdwell	G. S. I., Inc.	11/09/81	44/297	Brazos	Texas	Perkins Yeager No. 3-H	44	297
Ima Fay Tedrow, a widow	G. S. I., Inc.	11/19/81	44/299	Brazos	Texas	Perkins Yeager No. 3-H	44	299
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/5	Brazos	Texas	Perkins Yeager No. 3-H	44	5
Clarence L. Doggett, et ux Laura marie Doggett	Getty Oil Company	12/08/81	44/9	Brazos	Texas	Perkins Yeager No. 3-H	44	9
Melba B. French	G. S. I., Inc.	01/26/82	47/66	Brazos	Texas	Perkins Yeager No. 3-H	47	66
Margie Williams, a feme sole	Chaparral Minerals, Inc.	02/10/82	47/76	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jerry A. Leach	BRI Rod Corp.	02/01/82	48/511	Brazos	Texas	Perkins Yeager No. 3-H	48	511
Jacob B. Beal, Sr.; Robert M. Beal and Robert Wimbish, a/k/a Robet W. Wimbish	Chaparral Minerals, Inc.	02/26/82	49/206	Brazos	Texas	Perkins Yeager No. 3-H	49	206

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Jacob B. Beal, Sr. and Michael M. Beal	Chaparral Minerals, Inc.	02/26/82	49/212	Brazos	Texas	Perkins Yeager No. 3-H	49	212
Elton Wayne Gibson and wife, Betty Gibson	Getty Oil Company	03/09/82	51/622	Brazos	Texas	Perkins Yeager No. 3-H	51	622
Gretchen C. Bailey, Executrix of the Estate of Clyde A. Bailey, deceased	H. E. Allen	04/01/82	525/403	Brazos	Texas	Perkins Yeager No. 3-H	525	403
City of Bryan	North Central Oil Corporation	10/21/82	542/754	Brazos	Texas	Perkins Yeager No. 3-H	542	754
Stanley Ferrell and wife, Mindie L. Ferrell	Harris P. W. Perkins	05/13/82	56/583	Brazos	Texas	Perkins Yeager No. 3-H	56	583
Alvin Waters and Barbara Waters	North Central Oil Corporation	05/21/82	56/585	Brazos	Texas	Perkins Yeager No. 3-H	56	585
Esta Smith	North Central Oil Corporation	05/21/82	56/587	Brazos	Texas	Perkins Yeager No. 3-H	56	587
Kenneth L. Morris and wife, Elizabeth D. Morris	North Central Oil Corporation	05/21/82	56/589	Brazos	Texas	Perkins Yeager No. 3-H	56	589
Michael Schnautz and Deborah Schnautz	North Central Oil Corporation	05/21/82	56/591	Brazos	Texas	Perkins Yeager No. 3-H	56	591
Harold G. Ploch and Yashino Ploch	North Central Oil Corporation	05/21/82	56/593	Brazos	Texas	Perkins Yeager No. 3-H	56	593
John K. Hobbs and Pera L. Hobbs	North Central Oil Corporation	05/21/82	56/595	Brazos	Texas	Perkins Yeager No. 3-H	56	595
Victor E. Hemann and wife, Edna Hemann	North Central Oil Corporation	05/21/82	56/597	Brazos	Texas	Perkins Yeager No. 3-H	56	597
John G. Marino	North Central Oil Corporation	05/21/82	56/599	Brazos	Texas	Perkins Yeager No. 3-H	56	599
Elmer Charles Pledger and wife, Cathy Faye Pledger	North Central Oil Corporation	05/27/82	56/601	Brazos	Texas	Perkins Yeager No. 3-H	56	601
Stanley Raymond Tubbs and wife, Viola M. Tubbs	North Central Oil Corporation	05/21/82	56/603	Brazos	Texas	Perkins Yeager No. 3-H	56	603

Lessor	Lessee	Lease Date	Recording	Countv	State	Unit Name	Volume	Page
George R. Jones and wife, Janet L. Jones	North Central Oil Corporation	05/21/82	56/605	Brazos	Texas	Perkins Yeager No. 3-H	56	605
William R. Watkins and wife, Geneva K. Watkins	North Central Oil Corporation	05/21/82	56/607	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Keith Bobby Bonner & Diane Bonner	North Central Oil Corporation	05/21/82	56/609	Brazos	Texas	Perkins Yeager No. 3-H	56	609
David R. Storm and wife, Carol Storm	North Central Oil Corporation	05/21/82	56/611	Brazos	Texas	Perkins Yeager No. 3-H	56	611
Teddy L. Tumlinson and wife, Mary E. Tumlinson	North Central Oil Corporation	05/21/82	56/613	Brazos	Texas	Perkins Yeager No. 3-H	56	613
Jeane C. Drane	North Central Oil Corporation	05/21/82	56/615	Brazos	Texas	Perkins Yeager No. 3-H	56	615
Richard D. Greer & wife, Rose Greer	North Central Oil Corporation	05/21/82	56/617	Brazos	Texas	Perkins Yeager No. 3-H	56	617
Eddie Guyton and wife, Delene Guyton	North Central Oil Corporation	05/21/82	56/619	Brazos	Texas	Perkins Yeager No. 3-H	56	619
Harold F. and Anita G. Blinka	North Central Oil Corporation	05/21/82	56/621	Brazos	Texas	Perkins Yeager No. 3-H	56	621
Arnold H. Matcek and wife, Patricia Matcek	North Central Oil Corporation	05/21/82	56/623	Brazos	Texas	Perkins Yeager No. 3-H	56	623
Ernest Metzer	North Central Oil Corporation	05/21/82	56/625	Brazos	Texas	Perkins Yeager No. 3-H	56	625
Allen Lee and Sandra Kay Dodson	North Central Oil Corporation	05/21/82	56/627	Brazos	Texas	Perkins Yeager No. 3-H	56	627
Anthony Lister and wife, Sharon D. Lister	North Central Oil Corporation	05/21/82	56/629	Brazos	Texas	Perkins Yeager No. 3-H	56	629
Paul A. Jedlicka and wife, Patricia Ann Jedlicka	North Central Oil Corporation	05/27/82	56/631	Brazos	Texas	Perkins Yeager No. 3-H	56	631
Mark Hopper and wife, Debbie Hopper	North Central Oil Corporation	05/27/82	56/633	Brazos	Texas	Perkins Yeager No. 3-H	56	633

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Gary Niemeyer and Connie Niemeyer	North Central Oil Corporation	05/21/82	56/635	Brazos	Texas	Perkins Yeager No. 3-H	56	635
Felix Torres, Joe Faulk, Hawley West	North Central Oil Corporation	08/10/81	56/73	Brazos	Texas	Perkins Yeager No. 3-H	56	73
Wilson M. Bradford and wife, Sylvia L. Bradford	MCZ, Inc.	05/27/82	57/107	Brazos	Texas	Perkins Yeager No. 3-H	57	107
Victor G. Valadez and wife, Yolanda Valadez	North Central Oil Corporation	05/21/82	57/197	Brazos	Texas	Perkins Yeager No. 3-H	57	197
William O. Brunson and wife, Margaret L. Brunson	North Central Oil Corporation	05/21/82	57/199	Brazos	Texas	Perkins Yeager No. 3-H	57	199
Cecil Ray and Ruth Crocker	North Central Oil Corporation	05/21/82	57/201	Brazos	Texas	Perkins Yeager No. 3-H	57	201
Nellie Mae Brunson	North Central Oil Corporation	05/21/82	57/203	Brazos	Texas	Perkins Yeager No. 3-H	57	203
David Snyder and Robye Snyder	North Central Oil Corporation	05/21/82	57/207	Brazos	Texas	Perkins Yeager No. 3-H	57	207
Jack Luther Lombardo, Jr. and Beverly Ann Lombardo	North Central Oil Corporation	05/21/82	57/432	Brazos	Texas	Perkins Yeager No. 3-H	57	432
Wilma J. Schara	North Central Oil Corporation	05/21/82	57/438	Brazos	Texas	Perkins Yeager No. 3-H	57	438
Charles Reid and Mei Shiou Yeates	North Central Oil Corporation	05/21/82	57/444	Brazos	Texas	Perkins Yeager No. 3-H	57	444
Harrie P. W. Perkins, David R. Price, Katherine Yager Rogers; Ann Woodson Yager Chcapman	North Central Oil Corporation	06/10/82	58/213	Brazos	Texas	Perkins Yeager No. 3-H	58	213
John O. Fick and wife, Bonnie F. Fick	Chaparral Minerals, Inc.	06/11/82	58/22	Brazos	Texas	Perkins Yeager No. 3-H	58	22
William J. Lewis and wife, Barbara C. Lewis	Chaparral Minerals, Inc.	06/11/82	58/31	Brazos	Texas	Perkins Yeager No. 3-H	58	31
Ronald R. Allen and wife, Sharon A. Allen	Chaparral Minerals, Inc.	06/18/80	58/530	Brazos	Texas	Perkins Yeager No. 3-H	58	530

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
John Delaney	Chaparral Minerals, Inc.	06/17/82	58/533	Brazos	Texas	Perkins Yeager No. 3-H	58	533
Irene Wilson	Chaparral Minerals, Inc.	06/17/82	58/571	Brazos	Texas	Perkins Yeager No. 3-H	58	571
Michaell Randolph Welch and Rhonda Renee Welch	Chaparral Minerals, Inc.	06/11/82	58/59	Brazos	Texas	Perkins Yeager No. 3-H	58	59
Dean Jackson and wife, Vernell J. Jackson	MCZ, Inc.	06/10/82	58/802	Brazos	Texas	Perkins Yeager No. 3-H	58	802
Bobby Joe Palmer and wife, Joyce Palmer	MCZ, Inc.	06/17/82	58/808	Brazos	Texas	Perkins Yeager No. 3-H	58	806
Dennis R. Piwonka and wife, Daphine Helen Piwonka	MCZ, Inc.	06/17/82	58/812	Brazos	Texas	Perkins Yeager No. 3-H	58	812
Maurice R. Guyton	Chaparral Minerals, Inc.	06/22/82	59/172	Brazos	Texas	Perkins Yeager No. 3-H	59	172
William J. Hejl and Kathleen Nemec, a/k/a Kathleen Hejl	Chaparral Minerals, Inc.	06/22/82	59/313	Brazos	Texas	Perkins Yeager No. 3-H	59	172
John B. Lampo and wife, Janie V. Lampo	Chaparral Minerals, Inc.	06/22/82	59/175	Brazos	Texas	Perkins Yeager No. 3-H	59	175
Allan T. Landin, Jr. and wife, Joyce M. Landin	Chaparral Minerals, Inc.	06/22/82	59/178	Brazos	Texas	Perkins Yeager No. 3- H	59	178
Anthony Luza and Leila Holloway, a/k/a Leila Luza	Chaparral Minerals, Inc.	06/23/82	59/184	Brazos	Texas	Perkins Yeager No. 3- H	59	178
Eriverto Rodriquez and wife, Mary Esther Rodruquiz	Chaparral Minerals, Inc.	06/29/82	60/194	Brazos	Texas	Perkins Yeager No. 3- H	59	178
Stephen W. Lesly and wife, Aletta J. Lesly	Chaparral Minerals, Inc.	06/10/82	59/181	Brazos	Texas	Perkins Yeager No. 3-H	59	181
Johnny Earl Gray and wife, Carolyn Anne Gray	Durst Exploration	06/09/82	59/297	Brazos	Texas	Perkins Yeager No. 3-H	59	297
Joe A. Caperton and wife, Mickey L. Caperton	Chaparral Minerals, Inc.	06/25/82	59/304	Brazos	Texas	Perkins Yeager No. 3-H	59	304

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Charlotte M. Dick, a widow	Chaparral Minerals, Inc.	06/23/82	59/310	Brazos	Texas	Perkins Yeager No. 3-H	59	310
Billy G. Tubbs and Reba D. Tubbs	Chaparral Minerals, Inc.	06/24/82	59/332	Brazos	Texas	Perkins Yeager No. 3-H	59	332
Kenneth S. Harraran, Jr. and wife, Marilyn C. Hallaran	Pedernales Corporation	05/19/82	59/360	Brazos	Texas	Perkins Yeager No. 3-H	59	360
Johnn Paul Hopper and Olive Janette Hopper	Chaparral Minerals, Inc.	06/29/82	60/165	Brazos	Texas	Perkins Yeager No. 3-H	60	165
Philip C. Stone and wife, Jean Stone	Chaparral Minerals, Inc.	06/21/82	60/203	Brazos	Texas	Perkins Yeager No. 3-H	60	203
Kenneth L. Wolman and wife, Mary Ann Wolman	Chaparral Minerals, Inc.	06/24/82	60/210	Brazos	Texas	Perkins Yeager No. 3-H	60	210
David Russell Cullen and wife, Reta Jo Cullen	Bri-Rod Corporation	06/30/82	64/681	Brazos	Texas	Perkins Yeager No. 3-H	64	681
Curtis Capps	Chaparral Minerals, Inc.	06/22/82	64/87	Brazos	Texas	Perkins Yeager No. 3-H	64	87
Seven-Up U.S.A., a Missouri Corporation	North Central Oil Corporation	08/27/82	69/85	Brazos	Texas	Perkins Yeager No. 3-H	69	85
David Dee Cochran and wife, Marci Kaye Cochran	Durst Exploration	11/23/82	74/204	Brazos	Texas	Perkins Yeager No. 3-H	74	204
Richard Pena	Chaparral Minerals, Inc.	11/24/81	74/682	Brazos	Texas	Perkins Yeager No. 3-H	74	682
L. R. Holberg	North Central Oil Corporation	03/23/83	4/9/00	Brazos	Texas	Perkins Yeager No. 3-H	85	150
Michael Ray Wiederhold and wife, Patricia Gail Wiederhold	G. S. I., Inc.	11/04/81	44/280	Brazos	Texas	Perkins Yeager No. 3-H	43	566
Doug Duryea	Chaparral Minerals, Inc.	02/11/82	47/71	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jacob B. Beal, Sr.	Chaparral Minerals, Inc.	03/04/82	49/203	Brazos	Texas	Perkins Yeager No. 3-H	49	203

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Clyde T. Barnett and wife, Martha Barnett	North Central Oil Corporation	05/21/82	56/581	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Bruce W. Martin and wife, Linda M. Martin	Chaparral Minerals, Inc.	06/22/82	59/191	Brazos	Texas	Perkins Yeager No. 3-H	59	191
James D. Turner	Chaparral Minerals, Inc.	05/28/82	42/256	Brazos	Texas
L. H. Gross	Chaparral Minerals, Inc.	06/10/82	42/253	Brazos	Texas

Carrabba-Dooley No. 2H (API No. 42.041.32122)
Lucy C. Nuche, widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	29/452	Brazos	Texas	Perkins Yeager No. 3-H	26	811
Sam T. Yeager and Mildred I. Yeager, husband & wife	Charles F. Decker	07/13/77	27/249	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Lucy C. Nuche, a widow; Katherine N. Fronterhouse and husband, Richard Fronterhouse; Nancy N. Whitlock and husband, Larry Whitlock	Charles F. Decker	05/31/77	26/811	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Otis McDonald and wife, Norma Jean McDonald	Charles F. Decker	06/09/77	26/874	Brazos	Texas	Perkins Yeager No. 3-H	27	249
Emil R. Haisler & Rosalie M. Haisler, husband & wife	Getty Oil Company	07/20/77	27/342	Brazos	Texas	Perkins Yeager No. 3-H	27	342
M. L. Walker, Individually and joined by L. L. Walker	Getty Oil Company	07/19/77	27/344	Brazos	Texas	Perkins Yeager No. 3-H	27	345
Gary L. Shaw	Unknown		29/321	Brazos	Texas	Perkins Yeager No. 3-H	29	321
Lynn M. Shaw	Lyons Petroleum, Inc.	07/27/81	40/337	Brazos	Texas	Perkins Yeager No. 3-H	30	601

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Frank Hurta, Jr., Trustee	MCZ, Inc.	06/30/81	39/654	Brazos	Texas	Perkins Yeager No. 3-H	39	654
T. Hugh Thompson, Trustee	MCZ, Inc.	06/30/81	39/785	Brazos	Texas	Perkins Yeager No. 3-H	39	785
Trucmon E. Thompson and wife, Louella Thompson	Harrie P.W. Perkins, et al	06/16/81	40/118	Brazos	Texas	Perkins Yeager No. 3-H	40	118
Cullen Robinson and wife, Mary Etta Robinson	Harrie P.W. Perkins, et al	07/07/81	40/122	Brazos	Texas	Perkins Yeager No. 3-H	40	122
Clarence J. Link, et ux Beatrice Y. Link	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/131	Brazos	Texas	Perkins Yeager No. 3-H	40	131
Pete J. Scanlan, et ux Mary Ann	Harrie P.W. Perkins, David R. Price, et al	07/07/81	40/133	Brazos	Texas	Perkins Yeager No. 3-H	40	133
Francis J. Fuchs, et ux, Iona B. Fuchs	Harrie P.W. Perkins, David R. Price, et al	06/27/81	40/120	Brazos	Texas	Perkins Yeager No. 3-H	40	20
Frank Vytopil and wife, Albina Vytopil	Lyons Petroleum, Inc.	07/23/81	40/283	Brazos	Texas	Perkins Yeager No. 3-H	40	283
Howard F. Eilers and wife, Karen J. Eilers	A. L. Farrell	08/13/81	41/297	Brazos	Texas	Perkins Yeager No. 3-H	41	297
Dora A. Loria	G. S. I., Inc.	08/11/81	41/321	Brazos	Texas	Perkins Yeager No. 3-H	41	321
Cecil S. Rosier and wife, Ethel C. Rosier	Harrie P. W. Perkins, David R. Price & Katherine Yager Rogers	08/26/81	41/623	Brazos	Texas	Perkins Yeager No. 3-H	41	623
Gordon Currin and wife, Margaret Currin	Harrie P.W. Perkins, et al	09/18/81	41/625	Brazos	Texas	Perkins Yeager No. 3-H	41	625
Cecil S. Rossier and wife, Ethel C. Rossier	Harrie P.W. Perkins, et al	09/18/81	41/627	Brazos	Texas	Perkins Yeager No. 3-H	41	627

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
United Free Will Baptist Church	Harrie P.W. Perkins, et al	07/08/81	41/629	Brazos	Texas	Perkins Yeager No. 3-H	41	629
William T. Moore	North Central Oil Corporation	10/06/81	42/37	Brazos	Texas	Perkins Yeager No. 3-H	42	37
Bob Davis Bell, d/b/a Scott and Davis Enterprises	G. S. I., Inc.	10/20/81	42/402	Brazos	Texas	Perkins Yeager No. 3-H	42	402
John W. Crenshaw and wife, Glenda N. Crenshaw	G. S. I., Inc.	10/23/81	42/482	Brazos	Texas	Perkins Yeager No. 3-H	42	482
Lyman L. Lamb & wife, Shirley J. Lamb	G. S. I., Inc.	11/21/81	42/484	Brazos	Texas	Perkins Yeager No. 3-H	42	484
Carlton J. Abshire and wife, Catherine I. Abshire	Getty Oil Company	10/20/81	42/789	Brazos	Texas	Perkins Yeager No. 3-H	42	789
Harold L. Howell and wife, Mary A. Howell	Getty Oil Company	10/25/81	42/793	Brazos	Texas	Perkins Yeager No. 3-H	42	793
Jim Nichols and wife, Eunice Nichols	Getty Oil Company	12/20/81	42/797	Brazos	Texas	Perkins Yeager No. 3-H	42	797
Betty Jean Wade	G. S. I., Inc.	12/07/81	44/226	Brazos	Texas	Perkins Yeager No. 3-H	43	226
Benny J. Butler and wife, Liz Butler	Getty Oil Company	10/19/81	43/33	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Douglas Spikes and wife, Vancy Spikes	Getty Oil Company	10/21/81	42/801	Brazos	Texas	Perkins Yeager No. 3-H	43	33
Eugene Elton Zwernemann and wife, Barbara Jo Zwernemann	G. S. I., Inc.	10/28/81	43/560	Brazos	Texas	Perkins Yeager No. 3-H	43	560
Carol Ann Ward, a single woman	G. S. I., Inc.	10/28/81	43/562	Brazos	Texas	Perkins Yeager No. 3-H	43	562
Darrel Leon Brown and wife, Betty Jo Brown	G. S. I., Inc.	10/28/81	43/564	Brazos	Texas	Perkins Yeager No. 3-H	43	564
Tommy Williamson and wife, Peggy G. Williamson	G. S. I., Inc.	11/14/81	43/566	Brazos	Texas	Perkins Yeager No. 3-H	43	566

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Robert Gafford and wife, Melba F. Gabbard	G. S. I., Inc.	11/09/81	43/572	Brazos	Texas	Perkins Yeager No. 3-H	43	572
James Michael Davidson and wife, Judy Ann Davidson	G. S. I., Inc.	11/20/81	43/576	Brazos	Texas	Perkins Yeager No. 3-H	43	576
James W. Bassett, Jr.	G. S. I., Inc.	11/09/81	43/578	Brazos	Texas	Perkins Yeager No. 3-H	43	578
Houston Ray Dirickson and wife, Adelle Erwin Dirickson	G. S. I., Inc.	11/10/81	43/580	Brazos	Texas	Perkins Yeager No. 3-H	43	580
Pamela Krikkette Nelson, a feme sole	G. S. I., Inc.	11/04/81	43/583	Brazos	Texas	Perkins Yeager No. 3-H	43	583
Joseph S. LaBuda and wife, Sybil J. LaBuda	G. S. I., Inc.	11/12/81	43/585	Brazos	Texas	Perkins Yeager No. 3-H	43	585
Marvin Ray Smith and wife, Bessie T. Smith	G. S. I., Inc.	11/11/81	43/589	Brazos	Texas	Perkins Yeager No. 3-H	43	589
Howard Ray Smith and wife, Debora Kaye Smith	G. S. I., Inc.	11/11/81	43/591	Brazos	Texas	Perkins Yeager No. 3-H	43	591
Norman M. Weatherton and wife, Jo Ann Weatherton	G. S. I., Inc.	11/04/81	43/593	Brazos	Texas	Perkins Yeager No. 3-H	43	593
Raymond R. Barnes and wife, Myrtis Rea Barnes	G. S. I., Inc.	11/04/81	43/595	Brazos	Texas	Perkins Yeager No. 3-H	43	595
Charles J. Luza and wife, Lydia Luza	G. S. I., Inc.	11/03/81	43/597	Brazos	Texas	Perkins Yeager No. 3-H	43	597
John Durant and wife, Betty Durant	G. S. I., Inc.	10/31/81	43/599	Brazos	Texas	Perkins Yeager No. 3-H	43	599
Billy H. Merchant and wife, Avis A. Merchant	G. S. I., Inc.	10/30/81	43/601	Brazos	Texas	Perkins Yeager No. 3-H	43	601
Robert L. Barnes and wife, Viola Barnes	G. S. I., Inc.	10/03/81	43/603	Brazos	Texas	Perkins Yeager No. 3-H	43	603
Charles Ralph Eichholtz and Zella Mae Eichholtz	G. S. I., Inc.	11/03/81	43/605	Brazos	Texas	Perkins Yeager No. 3-H	43	605

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
John Earl Blackmon and wife, Pamala Ann Blackmon	G. S. I., Inc.	10/31/81	43/609	Brazos	Texas	Perkins Yeager No. 3-H	43	609
Jesus F. Espinoza and Jesus Espinoza and wife, Lilly Espinoza	G. S. I., Inc.	10/27/81	43/611	Brazos	Texas	Perkins Yeager No. 3-H	43	611
Billy E. Courtney and wife, Ester Y. Courtney	G. S. I., Inc.	10/31/81	43/613	Brazos	Texas	Perkins Yeager No. 3-H	43	613
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/1	Brazos	Texas	Perkins Yeager No. 3-H	44	1
Gray W. Baker and wife, Diana Baker	G. S. I., Inc.	12/04/81	44/228	Brazos	Texas	Perkins Yeager No. 3-H	44	228
E. E. Holt and Louis T. Getterman, Jr.	G. S. I., Inc.	11/20/81	44/233	Brazos	Texas	Perkins Yeager No. 3-H	44	233
Alexander Fazzino and wife, Anna G. Fazzino	G. S. I., Inc.	12/08/81	44/236	Brazos	Texas	Perkins Yeager No. 3-H	44	236
James E. Jones, Sr. and wife, Ellen C. Jones	G. S. I., Inc.	11/25/81	44/238	Brazos	Texas	Perkins Yeager No. 3-H	44	238
Joe L. Taylor and wife, Floyie LaVania Taylor	G. S. I., Inc.	11/24/81	44/240	Brazos	Texas	Perkins Yeager No. 3-H	44	240
Ronald D. Taylor	G. S. I., Inc.	11/04/81	44/243	Brazos	Texas	Perkins Yeager No. 3-H	44	243
Golda Cole and husband, Herbert Cole	G. S. I., Inc.	11/23/81	44/246	Brazos	Texas	Perkins Yeager No. 3-H	44	246
James Cleon Denman and wife, Sue Carol Denman	G. S. I., Inc.	11/24/81	44/249	Brazos	Texas	Perkins Yeager No. 3-H	44	249
Larry Janac	G. S. I., Inc.	12/03/81	44/251	Brazos	Texas	Perkins Yeager No. 3-H	44	251
Robert R. Blinka and wife, Betty Blinka	G. S. I., Inc.	11/24/81	44/253	Brazos	Texas	Perkins Yeager No. 3-H	44	253
Joseph Raymond Chmelar and wife, Vicki Chmelar	G. S. I., Inc.	11/09/81	44/257	Brazos	Texas	Perkins Yeager No. 3-H	44	257

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
H. C. Manning and wife, Elaine Manning	G. S. I., Inc.	11/20/81	44/261	Brazos	Texas	Perkins Yeager No. 3-H	44	261
A. J. Manning and wife, Ellen Gaye Manning	G. S. I., Inc.	11/19/81	44/263	Brazos	Texas	Perkins Yeager No. 3-H	44	263
Christopher Neil Jadlowski and wife, Patricia A. Jadlowaski	G. S. I., Inc.	11/19/81	44/266	Brazos	Texas	Perkins Yeager No. 3-H	44	266
Victor A. Satsky and wife, Linda Satsky	G. S. I., Inc.	11/09/81	44/273	Brazos	Texas	Perkins Yeager No. 3-H	44	273
Richard Becka and wife, Irene Becka	G. S. I., Inc.	11/09/81	44/275	Brazos	Texas	Perkins Yeager No. 3-H	44	275
Charles J. Luza, Jr. and wife, Elain C. Luza	G. S. I., Inc.	11/04/81	44/278	Brazos	Texas	Perkins Yeager No. 3-H	44	278
John Raymond Farquhar and wife, Bonnie S. Farquhar	G. S. I., Inc.	11/05/81	44/282	Brazos	Texas	Perkins Yeager No. 3-H	44	282
Curtis W. Todd and wife, Dorothy L. Todd	G. S. I., Inc.	11/03/81	44/284	Brazos	Texas	Perkins Yeager No. 3-H	44	284
Lonnie Edward Hare, a/k/a Eddie Hare and wife, Judy O. Hare	G. S. I., Inc.	11/05/81	44/289	Brazos	Texas	Perkins Yeager No. 3-H	44	289
Horace Edward McQueen and wife, Betty Lou McQuenn	G. S. I., Inc.	11/24/81	44/292	Brazos	Texas	Perkins Yeager No. 3-H	44	292
L. H. Becker and wife, Virginia Lee Becker	G. S. I., Inc.	11/24/81	44/294	Brazos	Texas	Perkins Yeager No. 3-H	44	294
Joseph W. Birdwell and wife, Delores Birdwell	G. S. I., Inc.	11/09/81	44/297	Brazos	Texas	Perkins Yeager No. 3-H	44	297
Ima Fay Tedrow, a widow	G. S. I., Inc.	11/19/81	44/299	Brazos	Texas	Perkins Yeager No. 3-H	44	299
Olen L. Williamson and wife, Joann G. Williamson	Getty Oil Company	12/08/81	44/5	Brazos	Texas	Perkins Yeager No. 3-H	44	5
Clarence L. Doggett, et ux Laura marie Doggett	Getty Oil Company	12/08/81	44/9	Brazos	Texas	Perkins Yeager No. 3-H	44	9

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Melba B. French	G. S. I., Inc.	01/26/82	47/66	Brazos	Texas	Perkins Yeager No. 3-H	47	66
Margie Williams, a feme sole	Chaparral Minerals, Inc.	02/10/82	47/76	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jerry A. Leach	BRI Rod Corp.	02/01/82	48/511	Brazos	Texas	Perkins Yeager No. 3-H	48	511
Jacob B. Beal, Sr.; Robert M. Beal and Robert Wimbish, a/k/a Robet W. Wimbish	Chaparral Minerals, Inc.	02/26/82	49/206	Brazos	Texas	Perkins Yeager No. 3-H	49	206
Jacob B. Beal, Sr. and Michael M. Beal	Chaparral Minerals, Inc.	02/26/82	49/212	Brazos	Texas	Perkins Yeager No. 3-H	49	212
Elton Wayne Gibson and wife, Betty Gibson	Getty Oil Company	03/09/82	51/622	Brazos	Texas	Perkins Yeager No. 3-H	51	622
Gretchen C. Bailey, Executrix of the Estate of Clyde A. Bailey, deceased	H. E. Allen	04/01/82	525/403	Brazos	Texas	Perkins Yeager No. 3-H	525	403
City of Bryan	North Central Oil Corporation	10/21/82	542/754	Brazos	Texas	Perkins Yeager No. 3-H	542	754
Stanley Ferrell and wife, Mindie L. Ferrell	Harris P. W. Perkins	05/13/82	56/583	Brazos	Texas	Perkins Yeager No. 3-H	56	583
Alvin Waters and Barbara Waters	North Central Oil Corporation	05/21/82	56/585	Brazos	Texas	Perkins Yeager No. 3-H	56	585
Esta Smith	North Central Oil Corporation	05/21/82	56/587	Brazos	Texas	Perkins Yeager No. 3-H	56	587
Kenneth L. Morris and wife, Elizabeth D. Morris	North Central Oil Corporation	05/21/82	56/589	Brazos	Texas	Perkins Yeager No. 3-H	56	589
Michael Schnautz and Deborah Schnautz	North Central Oil Corporation	05/21/82	56/591	Brazos	Texas	Perkins Yeager No. 3-H	56	591
Harold G. Ploch and Yashino Ploch	North Central Oil Corporation	05/21/82	56/593	Brazos	Texas	Perkins Yeager No. 3-H	56	593
John K. Hobbs and Pera L. Hobbs	North Central Oil Corporation	05/21/82	56/595	Brazos	Texas	Perkins Yeager No. 3-H	56	595

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Victor E. Hemann and wife, Edna Hemann	North Central Oil Corporation	05/21/82	56/597	Brazos	Texas	Perkins Yeager No. 3-H	56	597
John G. Marino	North Central Oil Corporation	05/21/82	56/599	Brazos	Texas	Perkins Yeager No. 3-H	56	599
Elmer Charles Pledger and wife, Cathy Faye Pledger	North Central Oil Corporation	05/27/82	56/601	Brazos	Texas	Perkins Yeager No. 3-H	56	601
Stanley Raymond Tubbs and wife, Viola M. Tubbs	North Central Oil Corporation	05/21/82	56/603	Brazos	Texas	Perkins Yeager No. 3-H	56	603
George R. Jones and wife, Janet L. Jones	North Central Oil Corporation	05/21/82	56/605	Brazos	Texas	Perkins Yeager No. 3-H	56	605
William R. Watkins and wife, Geneva K. Watkins	North Central Oil Corporation	05/21/82	56/607	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Keith Bobby Bonner & Diane Bonner	North Central Oil Corporation	05/21/82	56/609	Brazos	Texas	Perkins Yeager No. 3-H	56	609
David R. Storm and wife, Carol Storm	North Central Oil Corporation	05/21/82	56/611	Brazos	Texas	Perkins Yeager No. 3-H	56	611
Teddy L. Tumlinson and wife, Mary E. Tumlinson	North Central Oil Corporation	05/21/82	56/613	Brazos	Texas	Perkins Yeager No. 3-H	56	613
Jeane C. Drane	North Central Oil Corporation	05/21/82	56/615	Brazos	Texas	Perkins Yeager No. 3-H	56	615
Richard D. Greer & wife, Rose Greer	North Central Oil Corporation	05/21/82	56/617	Brazos	Texas	Perkins Yeager No. 3-H	56	617
Eddie Guyton and wife, Delene Guyton	North Central Oil Corporation	05/21/82	56/619	Brazos	Texas	Perkins Yeager No. 3-H	56	619
Harold F. and Anita G. Blinka	North Central Oil Corporation	05/21/82	56/621	Brazos	Texas	Perkins Yeager No. 3-H	56	621
Arnold H. Matcek and wife, Patricia Matcek	North Central Oil Corporation	05/21/82	56/623	Brazos	Texas	Perkins Yeager No. 3-H	56	623
Ernest Metzer	North Central Oil Corporation	05/21/82	56/625	Brazos	Texas	Perkins Yeager No. 3-H	56	625

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Allen Lee and Sandra Kay Dodson	North Central Oil Corporation	05/21/82	56/627	Brazos	Texas	Perkins Yeager No. 3-H	56	627
Anthony Lister and wife, Sharon D. Lister	North Central Oil Corporation	05/21/82	56/629	Brazos	Texas	Perkins Yeager No. 3-H	56	629
Paul A. Jedlicka and wife, Patricia Ann Jedlicka	North Central Oil Corporation	05/27/82	56/631	Brazos	Texas	Perkins Yeager No. 3-H	56	631
Mark Hopper and wife, Debbie Hopper	North Central Oil Corporation	05/27/82	56/633	Brazos	Texas	Perkins Yeager No. 3-H	56	633
Gary Niemeyer and Connie Niemeyer	North Central Oil Corporation	05/21/82	56/635	Brazos	Texas	Perkins Yeager No. 3-H	56	635
Felix Torres, Joe Faulk, Hawley West	North Central Oil Corporation	08/10/81	56/73	Brazos	Texas	Perkins Yeager No. 3-H	56	73
Wilson M. Bradford and wife, Sylvia L. Bradford	MCZ, Inc.	05/27/82	57/107	Brazos	Texas	Perkins Yeager No. 3-H	57	107
Victor G. Valadez and wife, Yolanda Valadez	North Central Oil Corporation	05/21/82	57/197	Brazos	Texas	Perkins Yeager No. 3-H	57	197
William O. Brunson and wife, Margaret L. Brunson	North Central Oil Corporation	05/21/82	57/199	Brazos	Texas	Perkins Yeager No. 3-H	57	199
Cecil Ray and Ruth Crocker	North Central Oil Corporation	05/21/82	57/201	Brazos	Texas	Perkins Yeager No. 3-H	57	201
Nellie Mae Brunson	North Central Oil Corporation	05/21/82	57/203	Brazos	Texas	Perkins Yeager No. 3-H	57	203
David Snyder and Robye Snyder	North Central Oil Corporation	05/21/82	57/207	Brazos	Texas	Perkins Yeager No. 3-H	57	207
Jack Luther Lombardo, Jr. and Beverly Ann Lombardo	North Central Oil Corporation	05/21/82	57/432	Brazos	Texas	Perkins Yeager No. 3-H	57	432
Wilma J. Schara	North Central Oil Corporation	05/21/82	57/438	Brazos	Texas	Perkins Yeager No. 3-H	57	438
Charles Reid and Mei Shiou Yeates	North Central Oil Corporation	05/21/82	57/444	Brazos	Texas	Perkins Yeager No. 3-H	57	444

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Harrie P. W. Perkins, David R. Price, Katherine Yager Rogers; Ann Woodson Yager Chcapman	North Central Oil Corporation	06/10/82	58/213	Brazos	Texas	Perkins Yeager No. 3-H	58	213
John O. Fick and wife, Bonnie F. Fick	Chaparral Minerals, Inc.	06/11/82	58/22	Brazos	Texas	Perkins Yeager No. 3-H	58	22
William J. Lewis and wife, Barbara C. Lewis	Chaparral Minerals, Inc.	06/11/82	58/31	Brazos	Texas	Perkins Yeager No. 3-H	58	31
Ronald R. Allen and wife, Sharon A. Allen	Chaparral Minerals, Inc.	06/18/80	58/530	Brazos	Texas	Perkins Yeager No. 3-H	58	530
John Delaney	Chaparral Minerals, Inc.	06/17/82	58/533	Brazos	Texas	Perkins Yeager No. 3-H	58	533
Irene Wilson	Chaparral Minerals, Inc.	06/17/82	58/571	Brazos	Texas	Perkins Yeager No. 3-H	58	571
Michaell Randolph Welch and Rhonda Renee Welch	Chaparral Minerals, Inc.	06/11/82	58/59	Brazos	Texas	Perkins Yeager No. 3-H	58	59
Dean Jackson and wife, Vernell J. Jackson	MCZ, Inc.	06/10/82	58/802	Brazos	Texas	Perkins Yeager No. 3-H	58	802
Bobby Joe Palmer and wife, Joyce Palmer	MCZ, Inc.	06/17/82	58/808	Brazos	Texas	Perkins Yeager No. 3-H	58	806
Dennis R. Piwonka and wife, Daphine Helen Piwonka	MCZ, Inc.	06/17/82	58/812	Brazos	Texas	Perkins Yeager No. 3-H	58	812
Maurice R. Guyton	Chaparral Minerals, Inc.	06/22/82	59/172	Brazos	Texas	Perkins Yeager No. 3-H	59	172
William J. Hejl and Kathleen Nemec, a/k/a Kathleen Hejl	Chaparral Minerals, Inc.	06/22/82	59/313	Brazos	Texas	Perkins Yeager No. 3-H	59	172
John B. Lampo and wife, Janie V. Lampo	Chaparral Minerals, Inc.	06/22/82	59/175	Brazos	Texas	Perkins Yeager No. 3-H	59	175
Allan T. Landin, Jr. and wife, Joyce M. Landin	Chaparral Minerals, Inc.	06/22/82	59/178	Brazos	Texas	Perkins Yeager No. 3-H	59	178
Anthony Luza and Leila Holloway, a/k/a Leila Luza	Chaparral Minerals, Inc.	06/23/82	59/184	Brazos	Texas	Perkins Yeager No. 3-H	59	178

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Eriverto Rodriquez and wife, Mary Esther Rodruquiz	Chaparral Minerals, Inc.	06/29/82	60/194	Brazos	Texas	Perkins Yeager No. 3-H	59	178
Stephen W. Lesly and wife, Aletta J. Lesly	Chaparral Minerals, Inc.	06/10/82	59/181	Brazos	Texas	Perkins Yeager No. 3-H	59	181
Johnny Earl Gray and wife, Carolyn Anne Gray	Durst Exploration	06/09/82	59/297	Brazos	Texas	Perkins Yeager No. 3-H	59	297
Joe A. Caperton and wife, Mickey L. Caperton	Chaparral Minerals, Inc.	06/25/82	59/304	Brazos	Texas	Perkins Yeager No. 3-H	59	304
Charlotte M. Dick, a widow	Chaparral Minerals, Inc.	06/23/82	59/310	Brazos	Texas	Perkins Yeager No. 3-H	59	310
Billy G. Tubbs and Reba D. Tubbs	Chaparral Minerals, Inc.	06/24/82	59/332	Brazos	Texas	Perkins Yeager No. 3-H	59	332
Kenneth S. Harraran, Jr. and wife, Marilyn C. Hallaran	Pedernales Corporation	05/19/82	59/360	Brazos	Texas	Perkins Yeager No. 3-H	59	360
Johnn Paul Hopper and Olive Janette Hopper	Chaparral Minerals, Inc.	06/29/82	60/165	Brazos	Texas	Perkins Yeager No. 3-H	60	165
Philip C. Stone and wife, Jean Stone	Chaparral Minerals, Inc.	06/21/82	60/203	Brazos	Texas	Perkins Yeager No. 3-H	60	203
Kenneth L. Wolman and wife, Mary Ann Wolman	Chaparral Minerals, Inc.	06/24/82	60/210	Brazos	Texas	Perkins Yeager No. 3-H	60	210
David Russell Cullen and wife, Reta Jo Cullen	Bri-Rod Corporation	06/30/82	64/681	Brazos	Texas	Perkins Yeager No. 3-H	64	681
Curtis Capps	Chaparral Minerals, Inc.	06/22/82	64/87	Brazos	Texas	Perkins Yeager No. 3-H	64	87
Seven-Up U.S.A., a Missouri Corporation	North Central Oil Corporation	08/27/82	69/85	Brazos	Texas	Perkins Yeager No. 3-H	69	85
David Dee Cochran and wife, Marci Kaye Cochran	Durst Exploration	11/23/82	74/204	Brazos	Texas	Perkins Yeager No. 3-H	74	204
Richard Pena	Chaparral Minerals, Inc.	11/24/81	74/682	Brazos	Texas	Perkins Yeager No. 3-H	74	682

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
L. R. Holberg	North Central Oil Corporation	03/23/83	4/9/00	Brazos	Texas	Perkins Yeager No. 3-H	85	150
Michael Ray Wiederhold and wife, Patricia Gail Wiederhold	G. S. I., Inc.	11/04/81	44/280	Brazos	Texas	Perkins Yeager No. 3-H	43	566
Doug Duryea	Chaparral Minerals, Inc.	02/11/82	47/71	Brazos	Texas	Perkins Yeager No. 3-H	47	76
Jacob B. Beal, Sr.	Chaparral Minerals, Inc.	03/04/82	49/203	Brazos	Texas	Perkins Yeager No. 3-H	49	203
Clyde T. Barnett and wife, Martha Barnett	North Central Oil Corporation	05/21/82	56/581	Brazos	Texas	Perkins Yeager No. 3-H	56	607
Bruce W. Martin and wife, Linda M. Martin	Chaparral Minerals, Inc.	06/22/82	59/191	Brazos	Texas	Perkins Yeager No. 3-H	59	191
James D. Turner	Chaparral Minerals, Inc.	05/28/82	42/256	Brazos	Texas
L. H. Gross	Chaparral Minerals, Inc.	06/10/82	42/253	Brazos	Texas

MADISON COUNTY, TEXAS	SUB-CLARKSVILLE

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Sub-Clarksville geological formation in the producing well in the Frances Evans SC Unit No. 1-H [American Petroleum Institute No. 42.313.30814] (it being the intent of the Assignor to convey to Assignee only rights in the Sub-Clarksville geological formation in the producing well in said Unit).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Frances Evans SC Unit No. 1-H (API No. 42.313.30814)

T. L. Hurry, et ux, Mildren Hurry	Jack E. Havard	09/12/79	231/197	Madison	Texas	Frances Evans Gas Unit	231	197
Mrs. Addie Adams	Alford Petroleum Corporation	02/28/80	234/536	Madison	Texas	Frances Evans Gas Unit	234	536
Bill R. Leonard and wife, Lillie D. Leonard	Alford Petroleum Corporation	02/29/80	234/539	Madison	Texas	Frances Evans Gas Unit	234	539
Joe Wayne Keefer and wife, Thelma Mae Keefer	Alford Petroleum Corporation	03/28/80	235/53	Madison	Texas	Frances Evans Gas Unit	235	53
J. R. Evans and wife, Lona Evans	Alford Petroleum Corporation	03/28/80	235/55	Madison	Texas	Frances Evans Gas Unit	235	55
Frances Lucille Evans, Rhonda S. Drake and husband, Floyd W. Drake	Alford Petroleum Corporation	03/28/80	235/57	Madison	Texas	Frances Evans Gas Unit	235	57
Frances Lucille Evans and Donna Evans Richie	Alford Petroleum Corporation	03/28/80	235/59	Madison	Texas	Frances Evans Gas Unit	235	59
Jeff Oley Barnett, II	Mitchell Energy Corporation	02/16/81	242/151	Madison	Texas	Frances Evans Gas Unit	242	151
Glenda Sue Homer	Mitchell Energy Corporation	02/16/81	242/154	Madison	Texas	Frances Evans Gas Unit	242	154
Jacqueline Gertrude Hambric	Mitchell Energy Corporation	02/16/81	242/157	Madison	Texas
J. W. Maddox, Vada Jarvis, T. A. Maddox and Lydia Maddox	Mitchell Energy Corporation	02/26/81	242/346	Madison	Texas	Frances Evans Gas Unit	242	346
J. W. Maddox and Vada Jarvis	Mitchell Energy Corporation	02/26/81	242/350	Madison	Texas	Frances Evans Gas Unit	242	350
Robert L. Rowe	Mitchell Energy Corporation	02/18/81	242/353	Madison	Texas	Frances Evans Gas Unit	242	353
Glynn E. Norwood and wife, Lucille B. Norwood	Mitchell Energy Corporation	01/06/84	276/182	Madison	Texas	Frances Evans Gas Unit	276	182
E. R. Broadway a/k/a Edgar Reed Broadway and wife, Alma Broadway	Mitchell Energy Corporation	03/08/84	276/862	Madison	Texas	Frances Evans Gas Unit	276	862
Frances Thompson Shure	Mitchell Energy Corporation	02/01/84	283/840	Madison	Texas	Frances Evans Gas Unit	283	840
Kathryn Thompson Cathey	Mitchell Energy Corporation	02/01/84	283/843	Madison	Texas	Frances Evans Gas Unit	283	843
Mable Rasco Smith	Mitchel Energy Corporation	08/01/85	307/565	Madison	Texas	Frances Evans Gas Unit	307	565
Mary Alice Rasco Land	Mitchel Energy Corporation	08/01/85	307/569	Madison	Texas	Frances Evans Gas Unit	307	569
Pearl Rasco Mosley	Mitchel Energy Corporation	08/01/85	309/486	Madison	Texas	Frances Evans Gas Unit	309	486
Pansy Ruth Rasco Falco	Mitchel Energy Corporation	08/01/85	310/101	Madison	Texas	Frances Evans Gas Unit	310	101
James T. Rasco	Mitchel Energy Corporation	08/01/85	310/93	Madison	Texas	Frances Evans Gas Unit	310	93
Jerry Dean Keefer	Mitchel Energy Corporation	08/01/85	310/97	Madison	Texas	Frances Evans Gas Unit	310	97
Deborah Downey Keefer, Individually and as Guardian of the person and Estate of Paula Jo Keefer, a minor	Mitchel Energy Corporation	11/01/85	314/432	Madison	Texas	Frances Evans Gas Unit	314	432

MADISON COUNTY, TEXAS	WOODBINE

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Woodbine geological formation in the producing wells in the Hall No. 1H WB Unit [American Petroleum Institute No. 42.313.30787], the Watson WB No. 1H Unit [API No. 42.313.30804], the Shepherd Creek WB No. 1H Unit [API No. 43.313.30810], the 176 acre Lenz “WB” No. 1H Unit [API No. 42.313.30280] and the 176 acre Theiss WB No. 2H Unit [API No. 42.313.30309] (it being the intent of the Assignor to convey to Assignee only rights in the Woodbine geological formation in the producing wells in said Units).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By:	Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this_____day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires: 6/8/16  .

2

ANNEX “A”
TO
ASSlGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Range

Hall No. 1H WB (API No. 42.313.30787)

John Hahn Estate	B.W.O.C., Inc.	08/25/03	697/218	Madison	Texas	Hall No. 1H WB	697	218
Teresa R. Zimmerman	B.W.O.C., Inc.	08/11/03	697/244	Madison	Texas	Hall No. 1H WB	697	244
O. W. Reynolds and Janey D. Reynolds	B.W.O.C., Inc.	12/05/03	697/249	Madison	Texas	Hall No. 1H WB	697	249
Paul Denman Robbins	B.W.O.C., Inc.	04/22/03	697/254	Madison	Texas
Eugene T. Imhoff and Bernadette E. Imhoff	B.W.O.C., Inc.	03/15/04	705/308	Madison	Texas	Hall No. 1H WB	705	308
Richard L. Wiese	B.W.O.C., Inc.	07/28/06	857/162	Madison	Texas	Hall No. 1H WB	857	162
Glenoka Sue Roy	B.W.O.C., Inc.	07/28/06	857/165	Madison	Texas	Hall No. 1H WB	857	165
Joanna Beth Wiese Barnett	B.W.O.C., Inc.	07/30/06	857/168	Madison	Texas	Hall No. 1H WB	857	168
Wanda Sue Wells Wiese, a widow	B.W.O.C., Inc.	07/31/06	857/171	Madison	Texas	Hall No. 1H WB	857	171
Debra Ellen Wiese, a widow	B.W.O.C., Inc.	07/29/06	857/174	Madison	Texas	Hall No. 1H WB	857	174
Shirley May Wiese Theobault	B.W.O.C., Inc.	07/31/06	857/177	Madison	Texas	Hall No. 1H WB	857	177
Jimmy Carl Pachall	B.W.O.C., Inc.	7/12/06	857/181	Madison	Texas	Hall No. 1H WB	857	181
Mae Rose Pachall Alford, a widow	B.W.O.C., Inc.	07/25/06	857/184	Madison	Texas	Hall No. 1H WB	857	184
Helen Katherine Marino Laning	B.W.O.C., Inc.	07/24/06	857/190	Madison	Texas	Hall No. 1H WB	857	190
Linda Gail McClendon Marino	B.W.O.C., Inc.	07/24/06	857/193	Madison	Texas	Hall No. 1H WB	857	193
Everett Ray Pachall	B.W.O.C., Inc.	06/30/06	857/199	Madison	Texas	Hall No. 1H WB	857	199
Michael Lee McSwain	B.W.O.C., Inc.	06/30/06	857/202	Madison	Texas	Hall No. 1H WB	857	202
Linda Jo McSwain Phillipe	B.W.O.C., Inc.	06/30/06	857/205	Madison	Texas	Hall No. 1H WB	857	205
Dewey Albert McSwain	B.W.O.C., Inc.	06/30/06	857/208	Madison	Texas	Hall No. 1H WB	857	208
Larry Dean McSwain	B.W.O.C., Inc.	06/30/06	857/211	Madison	Texas	Hall No. 1H WB	857	211
Louis Marion Pachall	B.W.O.C., Inc.	06/30/06	857/214	Madison	Texas	Hall No. 1H WB	857	214
Gina Melissa Stahlheber, a widow	B.W.O.C., Inc.	07/16/06	857/217	Madison	Texas	Hall No. 1H WB	857	217
Jean Denise Pachall Strawn	B.W.O.C., Inc.	06/30/06	857/220	Madison	Texas	Hall No. 1H WB	857	220
Vicki Lynn Pachall	B.W.O.C., Inc.	7/12/06	857/223	Madison	Texas	Hall No. 1H WB	857	223
Gary Wayne Pachall	B.W.O.C., Inc.	7/12/06	857/226	Madison	Texas	Hall No. 1H WB	857	226
Jana Maria Celia Pachall Frable	B.W.O.C., Inc.	07/25/06	857/229	Madison	Texas	Hall No. 1H WB	857	229

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Cecilia Kay Pachall Bedell	B.W.O.C., Inc.	7/12/06	857/232	Madison	Texas	Hall No. 1H WB	857	232
Sallie Pachall Carroll	B.W.O.C., Inc.	07/25/06	857/235	Madison	Texas	Hall No. 1H WB	857	235
William Lee Heckler	B.W.O.C., Inc.	07/25/06	857/238	Madison	Texas	Hall No. 1H WB	857	238
Gayle Pachall Cuevas	B.W.O.C., Inc.	07/10/06	857/241	Madison	Texas	Hall No. 1H WB	857	241
Shirley Pachall McCord, a widow	B.W.O.C., Inc.	07/10/06	857/244	Madison	Texas	Hall No. 1H WB	857	244
William Frank Marino	B.W.O.C., Inc.	07/24/06	857/247	Madison	Texas	Hall No. 1H WB	857	2’47
Nicole Tesoro Luforte	B.W.O.C., Inc.	07/25/06	857/250	Madison	Texas	Hall No. 1H WB	857	250
Marjorie Hahn Yohman	B.W.O.C., Inc.	05/29/06	857/253	Madison	Texas	Hall No. 1H WB	857	253
Cecil F. Hahn	B.W.O.C., Inc.	06/02/06	857/256	Madison	Texas	Hall No. 1H WB	857	256
Melvin Eugene Hahn	B.W.O.C., Inc.	05/31/06	857/260	Madison	Texas	Hall No. 1H WB	857	260
Kimberly L. .Seagle Selig	B.W.O.C., Inc.	06/06/06	857/263	Madison	Texas	Hall No. 1H WB	857	263
Jimmy Clyde Hahn	B.W.O.C., Inc.	06/13/06	857/266	Madison	Texas	Hall No. 1H WB	857	266
Jennifer Leigh Foreman Wenzler, et al	B.W.O.C., Inc.	06/13/06	857/269	Madison	Texas	Hall No. 1H WB	857	269
James Michael Hahn	B.W.O.C., Inc.	06/01/06	857/272	Madison	Texas	Hall No. 1H WB	857	272
Billy Joe Smith	B.W.O.C., Inc.	06/05/06	857/275	Madison	Texas	Hall No. 1H WB	857	275
Mildred Ann Smith Wilburn	B.W.O.C., Inc.	06/09/06	857/278	Madison	Texas	Hall No. 1H WB	857	278
Mary Frances Hahn Patterson	B.W.O.C., Inc.	06/13/06	857/281	Madison	Texas	Hall No. 1H WB	857	281
Carol Ruth Hahn Torrence	B.W.O.C., Inc.	06/13/06	857/284	Madison	Texas	Hall No. 1H WB	857	284
Linda Cheryl Hahn Keen	B.W.O.C., Inc.	05/29/06	857/287	Madison	Texas	Hall No. 1H WB	857	287
Karen Denise Hahn Bradford	B.W.O.C., Inc.	05/30/06	857/290	Madison	Texas	Hall No. 1H WB	857	290
William C. Regini	B.W.O.C., Inc.	03/09/07	864/83	Madison	Texas	Hall No. 1H WB	864	83
William H. Stroman and wife, Nancy T. Stroman	B.W.O.C., Inc.	12/05/03	697/259	Madison	Texas	Hall No. 1H WB	697	259
Dewitt Lee Corley	B.W.O.C., Inc.	02/12/04	702/281	Madison	Texas	Hall No. 1H WB	702	281
John William Morino	B.W.O.C., Inc.	07/24/06	857/196	Madison	Texas	Hall No. 1H WB	857	196
Lidsey Michele Marino	B.W.O.C., Inc.	07/24/06	862/136	Madison	Texas	Hall No. 1H WB	862	136
Sharon Ann Marion Kaiser	B.W.O.C., Inc.	07/24/06	857/187	Madison	Texas
Darrell Hall and wife, Sue Hall	B.W.O.C., Inc.	02/12/04	702/286	Madison	Texas

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Watson WB No. 1H (API No. 42.313.30804)
John P. Watson and Gladys A. Watson	B.W.O.C., Inc.	12/29/03	/	Madison	Texas	Watson WB No. 1H	697	213

Lenz “WB” No. 1H Unit (API No. 42.313.30280)
Ollie Tom Lenz and wife, Evelyn Lenz	Jay H. Smith	06/26/76	210/752	Madison	Texas	Lenz “WB” No. 1H Unit	210	752
Ervin H. Lenz and wife, Florine Lenz	Jay H. Smith	06/26/76	210/755	Madison	Texas	Lenz “WB” No. 1H Unit	210	755
Edgar E. Lenz	Jay H. Smith	06/26/76	210/758	Madison	Texas	Lenz “WB” No. 1H Unit	210	758
Fannie Keas and Isaac F. Keas, Trustee U/W/O Buford Keas, deceased	Jay H. Smith	06/26/76	211/373	Madison	Texas	Lenz “WB” No. 1H Unit	211	373
Evelyn J. Lenz, Individually and on behalf of the Evelyn J. Lenz Mineral Trust	B.W.O.C., Inc.	05/16/06	810/241	Madison	Texas	Lenz “WB” No. 1H Unit	810	241
Gloria Bass	B.W.O.C., Inc.	05/23/06	814/201	Madison	Texas	Lenz “WB” No. 1H Unit	814	201
Paula E. Lenz	B.W.O.C., Inc.	05/20/06	814/203	Madison	Texas	Lenz “WB” No. 1H Unit	814	203
Alecia Lenz Arnold	B.W.O.C., Inc.	05/22/06	814/205	Madison	Texas	Lenz “WB” No. 1H Unit	814	205
Gail Lenz	B.W.O.C., Inc.	05/22/06	814/207	Madison	Texas	Lenz “WB” No. 1H Unit	814	207
Tommy Lenz	B.W.O.C., Inc.	05/22/06	814/209	Madison	Texas	Lenz “WB” No. 1H Unit	814	209
Debra Lenz Russell	B.W.O.C., Inc.	05/22/06	814/211	Madison	Texas	Lenz “WB” No. 1H Unit	814	211
Walter C. Keas	B.W.O.C., Inc.	06/03/06	817/12	Madison	Texas	Lenz “WB” No. 1H Unit	817	12

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
John W. Keas	B.W.O.C., Inc.	06/03/06	817/15	Madison	Texas	Lenz “WB” No. 1H Unit	817	15
Gary L. Lenz	B.W.O.C., Inc.	06/20/06	819/147	Madison	Texas	Lenz “WB” No. 1H Unit	819	147
Leslie C. Keas	B.W.O.C., Inc.	06/12/06	819/149	Madison	Texas	Lenz “WB” No. 1H Unit	819	149
Cynthia Keas Irving	B.W.O.C., Inc.	06/12/06	819/151	Madison	Texas	Lenz “WB” No. 1H Unit	819	151
Connie Lenz Salinas, Individually, as Trustee of the Florine Lenz Adams Testamentary Trust and as Guardian for Lonnie Lenz	B.W.O.C., Inc.	06/28/06	822/190	Madison	Texas	Lenz “WB” No. 1H Unit	822	190
Edward Groehling	B.W.O.C., Inc.	10/17/06	822/190	Madison	Texas	Lenz “WB” No. 1H Unit	822	190
Deborah Keas Koch	B.W.O.C., Inc.	08/01/06	830/166	Madison	Texas	Lenz “WB” No. 1H Unit	830	166

Shepherd Creek WB No. 1 H Unit (API No. 42.313.30810)
Tina Neu Lummus	B.W.O.C., Inc.	06/09/03	/	Madison	Texas	Shepherd Creek WB	697	224
Lena B. Gustine Family Trust dated April 23, 1990, by Lena B. Gustine, Trustee	B.W.O.C., Inc.	06/24/03	/	Madison	Texas	Shepherd Creek WB No. 1H Unit	697	229
Teresa N. Konigsburg	B.W.O.C., Inc.	06/09/03	/	Madison	Texas	Shepherd Creek WB	697	234
Teresa R. Zimmerman	B.W.O.C., Inc.	08/11/03	/	Madison	Texas	Shepherd Creek WB	697	244
O. W. Reynolds and Janey D. Reynolds	B.W.O.C., Inc.	12/05/03	/	Madison	Texas	Shepherd Creek WB	697	249
Darrell Hall and wife, Sue H. Hall	B.W.O.C., Inc.	02/12/04	/	Madison	Texas	Shepherd Creek WB	702	286
Faye B. Andrews	B.W.O.C., Inc.	07/19/04	/	Madison	Texas	Shepherd Creek WB	723	43
DeWitt Lee Corley	B.W.O.C., Inc.	02/12/04	697/239	Madison	Texas	Shepherd Creek WB	728	298
Margie D. Dewitt	B.W.O.C., Inc.	05/01/06	809/149	Madison	Texas
James Fogarty and Cheryl Fogarty	B.W.O.C., Inc.	09/01/04	/	Madison	Texas	Shepherd Creek WB	734	108
State of Texas	B.W.O.C., Inc.	11/14/06	/	Madison	Texas	Shepherd Creek WB	842	134

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

Theiss WB No. 2 H (API No. 42.313.30309)
Clarence R. Theiss and wife, Doris Theiss; and Earl A. Theiss and wife, Enda L. Theiss	Jay H. Smith	06/24/76	211/376	Madison	Texas	Theiss WB 2H Recompletion	211	276

TYLER COUNTY, TEXAS	WOODBINE/AUSTIN CHALK

ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

THIS ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS (this “Assignment”), effective as of December 1, 2013, at 7:00 a.m., Central Standard Time (the “Effective Time”), is from Hop-Mar Energy, L.P., a Texas limited partnership (“Assignor”), to Core Resource Management, Inc., a Nevada corporation (“Assignee”).

Assignment and Conveyance

For and in consideration of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain, sell, transfer, assign and convey to Assignee, subject to the limitation hereinafter described, the overriding royalty interest currently owned by it under the Oil, Gas and Mineral Leases described in Annex “A” attached hereto and incorporated herein by reference for all purposes (the “Leases”), but only to the extent that such overriding royalty interest relate to the oil, gas and other minerals produced and saved by virtue of the Leases from the Woodbine and Austin Chalk geological formations in the producing well in the C.L. Cruse No. 1H Well Unit [American Petroleum Institute No. 42.457.30121] (it being the intent of the Assignor to convey to Assignee only rights in the Woodbine and Austin Chalk geological formations in the producing well in said Unit).

TO HAVE AND TO HOLD the interest in the Leases herein conveyed, together with all rights, privileges and appurtenances in any way belonging or pertaining thereto, unto Assignee, its successors and assigns, forever.

Assignor hereby warrants and represents that (i) Assignor is the lawful owner of the interest in the Leases herein conveyed; (ii) Assignor has not previously conveyed, mortgaged or hypothecated the interest in the Leases herein conveyed; and (iii) Assignor will warrant and defend title to the interest in the Leases herein conveyed against the lawful claims and demands of the persons claiming by, through or under Assignor, but not otherwise.

Assignor shall execute, acknowledge and deliver to Assignee, upon reasonable request and without further consideration, any additional instruments and documents and take such other and further acts as may be necessary to fully and effectively grant, convey, and assign the interest in the Leases herein conveyed to Assignee, and its successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature

To evidence the binding effect of the foregoing, Assignor has caused this Assignment to be executed by its general partner this 26 day of November, 2013, but effective as of the Effective Time.

HOP-MAR ENERGY, L.P.
By: Hop-Mar Management, Inc.
Its General Partner

By:
David T. Martineau, President

STATE OF TEXAS	§
§
COUNTY OF BRAZOS	§

This instrument was acknowledged before me on this 26 day of November, 2013 by David T. Martineau, the President of Hop-Mar Management, Inc., who is the general partner of Hop-Mar Energy, LP, in the capacity therein stated and for the purposes and consideration therein expressed.

Notary Public in and for the State of Texas

My commission expires:	6/8/16

2

ANNEX “A”
TO
ASSIGNMENT OF OVERRIDING ROYALTY INTERESTS

ATTACHED

3

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page

C. L. Cruse No. 1H Well Unit (API No. 42.457.30121)
Carey Cruse	L. Charles Billings	04/18/75	332/505	Tyler	Texas	C. L. Cruse No. 1H Well Unit	332	505
Virginia Haralson, and the Estate of James G. Haralson, Jr., deceased, by Virginia Haralson, Independent	L. Charles Billings	07/14/75	336/423	Tyler	Texas	C. L. Cruse No. 1H Well Unit	336	423
Thurman S. Clements, Jr.	B.W.O.C., Inc.	11/01/02	734/461	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	461
Dr. E. L. Crain, Jr.	B.W.O.C., Inc.	11/01/02	734/464	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	464
Carolyn Carter Thompson	B.W.O.C., Inc.	11/01/02	734/467	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	467
April Ellis	B.W.O.C., Inc.	11/01/02	734/470	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	470
Estate of Judy Ellis Peterson	B.W.O.C., Inc.	11/01/02	734/473	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	473
Estate of F. Carter Crain	B.W.O.C., Inc.	11/01/02	734/476	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	476
Kathryn Clarke Thompson, Trustee	B.W.O.C., Inc.	11/01/02	734/479	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	479
Lewis Dickson Clements	B.W.O.C., Inc.	11/01/02	734/482	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	482
Stephanie A. Norman	B.W.O.C., Inc.	11/01/02	734/485	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	485
Richard Chapman, Trustee	B.W.O.C., Inc.	11/01/02	734/488	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	488
Hally Bryan Clements, Individually and as Trustee	B.W.O.C., Inc.	11/01/02	734/491	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	491
Concinero, Ltd.	B.W.O.C., Inc.	11/01/02	734/494	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	494
Leigh E. Norman	B.W.O.C., Inc.	11/01/02	734/497	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	497
Helen Roos Walker	B.W.O.C., Inc.	11/01/02	734/500	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	500

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Neil Norman	B.W.O.C., Inc.	11/01/02	734/503	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	503
Eleanor Roos Faber	B.W.O.C., Inc.	11/01/02	734/506	Tyler	Texas	C. L. Cruse No. 1H Well Unit	734	506
Reid-O’Brien Mineral Trust	B.W.O.C., Inc.	10/09/05	740/263	Tyler	Texas	Tyler County Undeveloped
Serrin Bannister Grantor Trust, et al	B.W.O.C., Inc.	03/05/03	744/313	Tyler	Texas	C. L. Cruse No. 1H Well Unit	744	313
James T. McMillan, II, et al	B.W.O.C., Inc.	05/12/03	745/561	Tyler	Texas	C. L. Cruse No. 1H Well Unit	745	561
Eldon M. Chester, III	B.W.O.C., Inc.	04/15/03	747/932	Tyler	Texas	C. L. Cruse No. 1H Well Unit	747	932
Allen Stoner Mooney	B.W.O.C., Inc.	04/15/03	747/936	Tyler	Texas	C. L. Cruse No. 1H Well Unit	747	936
Jimmy Hughes Cruse	B.W.O.C., Inc.	04/15/03	747/940	Tyler	Texas	C. L. Cruse No. 1H Well Unit	747	940
Winifred Cotton	B.W.O.C., Inc.	05/15/03	747/944	Tyler	Texas	C. L. Cruse No. 1H Well Unit	747	944
Cornelia Fountain	B.W.O.C., Inc.	05/15/03	747/949	Tyler	Texas	Blue Ox No. 1H	747	949
Don Forse and wife, Bennie Forse	B.W.O.C., Inc.	05/15/03	747/954	Tyler	Texas	Blue Ox No. 1H	747	954
Mary Lou Mitchell	B.W.O.C., Inc.	05/15/03	747/959	Tyler	Texas	Blue Ox No. 1H	747	959
Addie Louise Wiley	B.W.O.C., Inc.	05/15/03	747/964	Tyler	Texas	Blue Ox No. 1H	747	964
Mark Odgen Morrow	B.W.O.C., Inc.	05/15/03	747/969	Tyler	Texas	Blue Ox No. 1H	747	969
Nancy Odgen Alford	B.W.O.C., Inc.	05/15/03	747/973	Tyler	Texas	Blue Ox No. 1H	747	973
Donald Carl Ogden	B.W.O.C., Inc.	05/15/03	747/977	Tyler	Texas	Blue Ox No. 1H	747	977
Thomas Henry Dean	B.W.O.C., Inc.	05/15/03	747/981	Tyler	Texas	Blue Ox No. 1H	747	981
James Lee Cruse and wife, Thelma Cruse	B.W.O.C., Inc.	05/15/03	747/985	Tyler	Texas	Blue Ox No. 1H	747	985
Gaynell Johnston Jenkins	B.W.O.C., Inc.	05/15/03	747/989	Tyler	Texas	Blue Ox No. 1H	747	989
John D. Oeden	B.W.O.C., Inc.	05/15/03	747/993	Tyler	Texas	Blue Ox No. 1H	747	993
Phillip Wistner	B.W.O.C., Inc.	05/15/03	748/1	Tyler	Texas	Blue Ox No. 1H	748	1
Virginia Shivers Baker & Claytie Lee Shivers Clow	B.W.O.C., Inc.	04/15/03	748/5	Tyler	Texas	Blue Ox No. 1H	748	5
Douglas F. Bennett	B.W.O.C., Inc.	06/01/03	750/275	Tyler	Texas	Blue Ox No. 1H	750	275
Edith Shepherd	B.W.O.C., Inc.	05/01/03	750/685	Tyler	Texas	Blue Ox No. 1H	750	685
Terrell Oaden Weaver	B.W.O.C., Inc.	05/15/03	750/689	Tyler	Texas	Blue Ox No. 1H	750	689

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
DTF Corporation, by: Don Forse, President	B.W.O.C., Inc.	05/15/03	750/693	Tyler	Texas	Blue Ox No. 1H	750	693
Clifton Wistner	B.W.O.C., Inc.	05/15/03	750/697	Tyler	Texas	Blue Ox No. 1H	750	697
Deloris Cruse Schoelfeld	B.W.O.C., Inc.	05/15/03	750/701	Tyler	Texas	Blue Ox No. 1H	750	701
Walker E. Johnston	B.W.O.C., Inc.	05/15/03	750/705	Tyler	Texas	Blue Ox No. 1H	750	705
Linda Johnston Cain	B.W.O.C., Inc.	05/15/03	750/709	Tyler	Texas	Blue Ox No. 1H	750	709
Marsha K. Morrow Moroni	B.W.O.C., Inc.	05/15/03	750/713	Tyler	Texas	Blue Ox No. 1H	750	713
Grant Dean and Gary Dean, Co-Executors of the Estate of Gerald O. Dean, deceased	B.W.O.C., Inc.	05/15/03	750/717	Tyler	Texas	Blue Ox No. 1H	750	717
Hiram B. Ogden, III	B.W.O.C., Inc.	05/15/03	750/721	Tyler	Texas	Blue Ox No. 1H	750	721
Thomas Hardy Ogden (a/k/a Buddy Ogden)	B.W.O.C., Inc.	05/15/03	750/725	Tyler	Texas	Blue Ox No. 1H	750	725
Naona Edwards Almond	B.W.O.C., Inc.	05/15/03	750/729	Tyler	Texas	Blue Ox No. 1H	750	729
Paula Edwards Sporlock	B.W.O.C., Inc.	05/15/03	750/733	Tyler	Texas	Blue Ox No. 1H	750	733
Evan Jean Wistner Nelson	B.W.O.C., Inc.	05/15/03	750/737	Tyler	Texas	Blue Ox No. 1H	750	737
Michael Kirkland Cruse	B.W.O.C., Inc.	05/15/03	750/741	Tyler	Texas	Blue Ox No. 1H	750	741
Carol B. Phillips	B.W.O.C., Inc.	06/01/03	752/629	Tyler	Texas	Blue Ox No. 1H	752	629
Levi Robert Gillespie, John Gillespie and	B.W.O.C., Inc.	02/09/04	773/972	Tyler	Texas	Blue Ox No. 1H	773	972
James Franklin Durham	B.W.O.C., Inc.	02/03/04	773/976	Tyler	Texas	Blue Ox No. 1H	773	976
Alvin Willard Stafford, et ux Sandra K. Stafford	B.W.O.C., Inc.	02/03/04	773/980	Tyler	Texas	Blue Ox No. 1H	773	980
Levi Robert Gillespie, John Gillespie and	B.W.O.C., Inc.	02/09/04	773/984	Tyler	Texas	Blue Ox No. 1H	773	984
Levi Robert Gillespie, John Gillespie and	B.W.O.C., Inc.	02/09/04	773/988	Tyler	Texas	Blue Ox No. 1H	773	988
Phillip R. Aldridge	B.W.O.C., Inc.	02/10/04	773/992	Tyler	Texas	Blue Ox No. 1H	773	992
Eugene Clinton Aldridge, II and wife,	B.W.O.C., Inc.	02/10/04	774/1	Tyler	Texas	Blue Ox No. 1H	774	1
Ruth A. Aldridge	B.W.O.C., Inc.	02/10/04	774/10	Tyler	Texas	Blue Ox No. 1H	774	10
J. Bart Aldridge	B.W.O.C., Inc.	02/10/04	774/19	Tyler	Texas	Blue Ox No. 1H	774	19
Frank H. Weaver	B.W.O.C., Inc.	05/15/03	777/838	Tyler	Texas	Blue Ox No. 1H	777	838
Judy Johnston Hannon	B.W.O.C., Inc.	05/15/03	777/842	Tyler	Texas	Blue Ox No. 1H	777	842
Lester Earl Johnston	B.W.O.C., Inc.	05/15/03	777/846	Tyler	Texas	Blue Ox No. 1H	777	846
Ida Hamilton English, (a/k/a Ida M. English)	B.W.O.C., Inc.	05/26/03	777/850	Tyler	Texas	Blue Ox No. 1H	777	850
Bertha Young	B.W.O.C., Inc.	06/11/04	784/134	Tyler	Texas	Blue Ox No. 1H	784	134
Hall H. and Romelda Stewart	B.W.O.C., Inc.	05/18/04	784/138	Tyler	Texas	Blue Ox No. 1H	784	138
Elizabeth Ann Seale	B.W.O.C., Inc.	07/20/04	784/142	Tyler	Texas	Blue Ox No. 1H	784	142

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Thomas H. Ogden and Wanda M. Ogden	B.W.O.C., Inc.	05/20/04	784/147	Tyler	Texas	Blue Ox No. 1H	784	147
Todd K. Stafford	B.W.O.C., Inc.	07/20/04	784/152	Tyler	Texas	Blue Ox No. 1H	784	152
Doris J. Hensarling	B.W.O.C., Inc.	05/18/04	785/158	Tyler	Texas	Blue Ox No. 1H	785	158
Josiah Wheat, Jr.	B.W.O.C., Inc.	07/20/04	785/163	Tyler	Texas	Blue Ox No. 1H	785	163
Elizabeth Stafford	B.W.O.C., Inc.	07/20/04	785/168	Tyler	Texas	Blue Ox No. 1H	785	168
Mary A. Fortenberry-Nagypal	B.W.O.C., Inc.	06/19/04	786/345	Tyler	Texas	Blue Ox No. 1H	786	345
Joyce F. Bell	B.W.O.C., Inc.	05/20/04	789/10	Tyler	Texas	Blue Ox No. 1H	789	10
Margie Edgar-Sanford	B.W.O.C., Inc.	08/24/04	789/144	Tyler	Texas	Blue Ox No. 1H	789	144
Beverly Stafford	B.W.O.C., Inc.	09/22/04	789/15	Tyler	Texas	Blue Ox No. 1H	789	15
Herman B. Clawson	B.W.O.C., Inc.	10/13/04	790/102	Tyler	Texas	Blue Ox No. 1H	790	102
Robert J. Abbott and Gay Nell Abbott	B.W.O.C., Inc.	05/20/04	790/210	Tyler	Texas	Blue Ox No. 1H	790	210
Julia Roberts	B.W.O.C., Inc.	07/20/04	791/54	Tyler	Texas	Blue Ox No. 1H	791	54
Martha Wise	B.W.O.C., Inc.	09/29/04	791/59	Tyler	Texas	Blue Ox No. 1H	791	59
Rickie and Denise Lilley	B.W.O.C., Inc.	10/20/04	798/239	Tyler	Texas	Blue Ox No. 1H	798	239
Alvin Williard Stafford	B.W.O.C., Inc.	02/08/05	799/198	Tyler	Texas	Blue Ox No. 1H	799	198
Sandra H. Dendy	B.W.O.C., Inc.	02/01/05	800/351	Tyler	Texas	Blue Ox No. 1H	800	351
Ruth M. Bawcom	B.W.O.C., Inc.	02/01/05	800/356	Tyler	Texas	Blue Ox No. 1H	800	356
Dolores Connor	B.W.O.C., Inc.	02/08/05	800/361	Tyler	Texas	Blue Ox No. 1H	800	361
Pat Rodenkirch	B.W.O.C., Inc.	02/08/05	800/366	Tyler	Texas	Blue Ox No. 1H	800	366
The Ralph A. Johnston Foundation, Inc.	B.W.O.C., Inc.	02/15/05	800/371	Tyler	Texas	Blue Ox No. 1H	800	371
Karen Renee Collins	B.W.O.C., Inc.	11/01/04	802/56	Tyler	Texas	Blue Ox No. 1H	802	56
Janie Stafford	B.W.O.C., Inc.	02/15/05	802/60	Tyler	Texas	Blue Ox No. 1H	802	60
Kay E. Johnson	B.W.O.C., Inc.	02/01/05	802/65	Tyler	Texas	Blue Ox No. 1H	802	65
Mt. Pisgah Community Cemetery Association, by: Jack Clark, Jerry Clark and Marvin Katzen - Co-Trustees	B.W.O.C., Inc.	02/17/05	802/70	Tyler	Texas	Blue Ox No. 1H	802	70
Cornelia Fountain	Bryan Woodbine Operating Company	02/11/05	802/75	Tyler	Texas	Blue Ox No. 1H	802	75
Kurt Michael Gumberger	Bryan Woodbine Operating Company	02/11/05	802/79	Tyler	Texas	Blue Ox No. 1H	802	79

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Don Forse and wife, Bennie Forse	Bryan Woodbine Operating Company	02/11/05	802/83	Tyler	Texas	Blue Ox No. 1H	802	83
Mary Lou Mitchell	Bryan Woodbine Operating Company	02/11/05	802/87	Tyler	Texas	Blue Ox No. 1H	802	87
Addie Louise Wiley	Bryan Woodbine Operating Company	02/11/05	802/91	Tyler	Texas	Blue Ox No. 1H	802	91
Winifred Cotton	Bryan Woodbine Operating Company	02/11/05	802/95	Tyler	Texas	Blue Ox No. 1H	802	95
Elizabeth Muennink	Bryan Woodbine Operating Company	02/11/05	802/99	Tyler	Texas	Blue Ox No. 1H	802	99
TMT Mineral Trust, by Richard Gil Tubb, as Managing Trustee	Bryan Woodbine Operating Company	02/11/05	802/103	Tyler	Texas	Blue Ox No. 1H	802	103
George T. Tubb	B.W.O.C., Inc.	02/11/05	802/107	Tyler	Texas	Blue Ox No. 1H	802	107
Charles W. Tubb	B.W.O.C., Inc.	02/11/05	802/111	Tyler	Texas	Blue Ox No. 1H	802	111
Willie Mae Feagin Residue Trust, David	Bryan Woodbine	02/11/05	802/115	Tyler	Texas	Blue Ox No. 1H	802	115
The Glass Family Trust	B.W.O.C., Inc.	02/14/05	802/760	Tyler	Texas	Blue Ox No. 1H	802	760
White Birch, LP	B.W.O.C., Inc.	01/07/04	802/762	Tyler	Texas	Blue Ox No. 1H	802	762
Michael C. Pfluger	B.W.O.C., Inc.	03/28/05	804/253	Tyler	Texas	Blue Ox No. 1H	804	253
Marylu Dawson Levy	B.W.O.C., Inc.	03/21/05	804/265	Tyler	Texas	Blue Ox No. 1H	804	265
Jennifer Zeavin	B.W.O.C., Inc.	03/21/05	804/277	Tyler	Texas	Blue Ox No. 1H	804	277
John A. Richter (a/k/a, John Arthur Richter), a widower	B.W.O.C., Inc.	03/07/05	804/282	Tyler	Texas	Blue Ox No. 1H	804	282
Maria Sue Marlow	B.W.O.C., Inc.	03/23/05	804/286	Tyler	Texas	Blue Ox No. 1H	804	286
Mary B. Allen, as Trustee	B.W.O.C., Inc.	02/11/05	804/290	Tyler	Texas	Blue Ox No. 1H	804	290
Robert J. Mulholland, Jr.	B.W.O.C., Inc.	02/11/05	804/294	Tyler	Texas	Blue Ox No. 1H	804	294
Linda Norris	Bryan Woodbine Operating Company	02/11/05	804/298	Tyler	Texas	Blue Ox No. 1H	804	298
Mary Ruth DeCuir	B.W.O.C., Inc.	03/07/05	804/302	Tyler	Texas	Blue Ox No. 1H	804	302
Douglas Wayne Richter and wife, Shelley	B.W.O.C., Inc.	03/11/05	804/306	Tyler	Texas	Blue Ox No. 1H	804	306

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Michael D. Zielke	B.W.O.C., Inc.	03/07/05	804/310	Tyler	Texas	Blue Ox No. 1H	804	310
Albin J. Judice, Jr.	Bryan Woodbine Operating Company	02/11/05	804/314	Tyler	Texas	Blue Ox No. 1H	804	314
Neva Ogden Davis	B.W.O.C., Inc.	03/11/05	804/318	Tyler	Texas	Blue Ox No. 1H	804	318
Hugh R. Stafford	B.W.O.C., Inc.	02/18/05	804/322	Tyler	Texas	Blue Ox No. 1H	804	322
William Reid Pfluger	B.W.O.C., Inc.	03/15/05	804/374	Tyler	Texas	Blue Ox No. 1H	804	374
Karen Renee Collins	B.W.O.C., Inc.	03/14/05	804/387	Tyler	Texas	Blue Ox No. 1H	804	387
Vivian McKee, a widow	B.W.O.C., Inc.	02/18/05	804/391	Tyler	Texas	Blue Ox No. 1H	804	391
Charles W. Rhame	B.W.O.C., Inc.	03/31/05	805/816	Tyler	Texas	Blue Ox No. 1H	805	816
Geraldine Cordell	B.W.O.C., Inc.	03/31/05	805/820	Tyler	Texas	Blue Ox No. 1H	805	820
George Allen Alford	B.W.O.C., Inc.	03/07/05	805/824	Tyler	Texas	Blue Ox No. 1H	805	824
David M. Williams and Mary Williams	B.W.O.C., Inc.	03/25/05	805/828	Tyler	Texas	Blue Ox No. 1H	805	828
Stephanie Yearwood	B.W.O.C., Inc.	03/21/05	805/832	Tyler	Texas	Blue Ox No. 1H	805	832
Richard Wistner	B.W.O.C., Inc.	03/24/05	805/836	Tyler	Texas	Blue Ox No. 1H	805	836
Dora Elizabeth Alford Lataxes	B.W.O.C., Inc.	03/07/05	805/990	Tyler	Texas	Blue Ox No. 1H	805	990
Roy Mitcham and Beatrice S. Mitcham	B.W.O.C., Inc.	03/07/05	805/994	Tyler	Texas	Blue Ox No. 1H	805	994
Howell E. Stone	B.W.O.C., Inc.	03/21/05	806/1	Tyler	Texas	Blue Ox No. 1H	806	1
Jessie M. Ogden Fondren	B.W.O.C., Inc.	03/23/05	806/5	Tyler	Texas	Blue Ox No. 1H	806	5
Stuart D. Smith	B.W.O.C., Inc.	03/31/05	807/51	Tyler	Texas	Blue Ox No. 1H	807	51
Tessa Smith Sullivan	B.W.O.C., Inc.	03/31/05	807/59	Tyler	Texas	Blue Ox No. 1H	807	59
Mary Louise Mann	B.W.O.C., Inc.	03/14/05	807/63	Tyler	Texas	Blue Ox No. 1H	807	63
White Birch, LP	B.W.O.C., Inc.	03/14/05	807/65	Tyler	Texas	Blue Ox No. 1H	807	65
Alvia D. Sims, Jr., Individually and as Independent Executor of the Estate of Alvia D Sims Sr., deceased	B.W.O.C., Inc.	03/31/05	807/80	Tyler	Texas	Blue Ox No. 1H	807	80
June Turner Pierce	B.W.O.C., Inc.	03/31/05	808/32	Tyler	Texas	Blue Ox No. 1H	808	32
Valerie Smith Hunt	B.W.O.C., Inc.	03/31/05	808/40	Tyler	Texas	Blue Ox No. 1H	808	40
David Alford	B.W.O.C., Inc.	03/22/05	808/44	Tyler	Texas	Blue Ox No. 1H	808	44
Tyler Dogwood, LLC	B.W.O.C., Inc.	03/28/05	808/48	Tyler	Texas	Blue Ox No. 1H	808	48
Linda Sutton Ogden	B.W.O.C., Inc.	03/07/05	808/52	Tyler	Texas	Blue Ox No. 1H	808	52
Kay Lynn Loftin	B.W.O.C., Inc.	03/22/05	808/543	Tyler	Texas	Blue Ox No. 1H	808	543
Barry M. Mulholland	B.W.O.C., Inc.	02/11/05	808/547	Tyler	Texas	Blue Ox No. 1H	808	547
Randie Lynne Jones	B.W.O.C., Inc.	02/11/05	809/398	Tyler	Texas	Blue Ox No. 1H	809	398
B.W.O.C., Inc.	B.W.O.C., Inc.	06/01/05	815/353	Tyler	Texas	Blue Ox No. 1H	815	353
Jeffrey L. and Rachel J. Haygood	B.W.O.C., Inc.	10/20/04	815/93	Tyler	Texas	Blue Ox No. 1H	815	93

EXHIBIT “A”

Lessor	Lessee	Lease Date	Recording	County	State	Unit Name	Volume	Page
Imperial Oil Company	B.W.O.C., Inc.	06/01/05	815/357	Tyler	Texas
Tommy Fain Townsend	B.W.O.C., Inc.	08/19/05	818/712	Tyler	Texas	Blue Ox No. 1H	818	712
Joan Townsend Adams	B.W.O.C., Inc.	08/19/05	818/716	Tyler	Texas	Blue Ox No. 1H	818	716
Gillie Cherry, a widow	B.W.O.C., Inc.	09/19/05	819/876	Tyler	Texas	Blue Ox No. 1H	819	876
Mary A. Fortenberry-Nagypal	B.W.O.C., Inc.	09/19/05	824/961	Tyler	Texas	Blue Ox No. 1H	824	961
Robert Lynn James and wife, Janie L. James	B.W.O.C., Inc.	01/18/06	830/71	Tyler	Texas	Blue Ox No. 1H	830	71
Colyer Ann James Williams	B.W.O.C., Inc.	02/01/06	831/43	Tyler	Texas	Blue Ox No. 1H	831	43
William S. Rogers	B.W.O.C., Inc.	10/19/05	831/47	Tyler	Texas	Blue Ox No. 1H	831	47
Eula May Johnston Trust	B.W.O.C., Inc.	11/23/05	831/87	Tyler	Texas	Blue Ox No. 1H	831	87
V. A. Johnston Family Trust	B.W.O.C., Inc.	10/19/05	831/89	Tyler	Texas	Blue Ox No. 1H	831	89
Leonard Johnston, Jr.	B.W.O.C., Inc.	03/31/05	805/812	Tyler	Texas
Joe Randall Smith	B.W.O.C., Inc.	03/31/05	808/309	Tyler	Texas
Allen J. Cook, by Sandra Abbruscato,	B.W.O.C., Inc.	03/31/05	831/353	Tyler	Texas
Ann Wistner Quarles	B.W.O.C., Inc.	03/22/05	832/589	Tyler	Texas
Nelva Charlotte Evans	B.W.O.C., Inc.	03/01/05	832/609	Tyler	Texas
Nyla Rebbe	B.W.O.C., Inc.	03/08/06	836/866	Tyler	Texas